SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 FILED BY THE REGISTRANT                     [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT  [  ]

Check the appropriate box:

[  ]  PRELIMINARY PROXY STATEMENT



[  ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))



[X]   DEFINITIVE PROXY STATEMENT



[X]   DEFINITIVE ADDITIONAL MATERIALS



[  ]  SOLICITING MATERIAL PURSUANT TO SEC. 240.14A-11(C) OR SEC. 240.14A-12


     (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          VARIABLE INSURANCE PRODUCTS FUND II

Payment of Filing Fee (Check the appropriate box):
[X]   NO FEE REQUIRED.



[  ]  FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND 0-11.

          (1)  TITLE OF EACH CLASS OF SECURITIES TO WHICH

               TRANSACTION APPLIES:



          (2)  AGGREGATE NUMBER OF SECURITIES TO WHICH

               TRANSACTION APPLIES:



          (3)  PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION

               COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11:



          (4)  PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:



          (5)  TOTAL FEE PAID:


[  ]  FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.



[  ]  CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A) (2)

      AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY.  IDENTIFY THE

      PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF

      ITS FILING.


     (1)  AMOUNT PREVIOUSLY PAID:



     (2)  FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:



     (3)  FILING PARTY:



     (4)  DATE FILED:


VARIABLE INSURANCE PRODUCTS FUND II:
ASSET MANAGER PORTFOLIO, ASSET MANAGER: GROWTH
PORTFOLIO, CONTRAFUND PORTFOLIO, INDEX 500 PORTFOLIO,
INVESTMENT GRADE BOND PORTFOLIO
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-5429
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the above funds:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Asset Manager Portfolio, Asset Manager: Growth Portfolio, Contrafund Portfolio, Index 500 Portfolio, and Investment Grade Bond Portfolio will be held at the office of Variable Insurance Products Fund II (the Trust), 82 Devonshire Street, Boston, Massachusetts 02109 on September 16, 1998, at 9:30 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 1. To elect a Board of Trustees.
 2. To ratify the selection of    PricewaterhouseCoopers LLP     as
independent accountants of the funds.
 3. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.
 4. To approve an amended management contract for each of Asset
Manager: Growth Portfolio and Contrafund Portfolio.
 5. To approve an amended management contract for Asset Manager
Portfolio.
 6. To approve an amended management contract for Investment Grade
Bond Portfolio.
 7. To approve a new sub-advisory agreement with FMR U.K. for Asset Manager Portfolio.
 8. To approve a new sub-advisory agreement with FMR Far East for Asset Manager Portfolio.
 9. To amend the fundamental investment limitation concerning diversification for Asset Manager Portfolio, Asset Manager: Growth Portfolio, Contrafund Portfolio, and Investment Grade Bond Portfolio.
 The Board of Trustees has fixed the close of business on July 20, 1998, as the record date for the determination of the shareholders of each fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
Eric D. Roiter, Secretary
July 20, 1998
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

ANY PERSONS HAVING A VOTING INTEREST IN THE VARIABLE ACCOUNT ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SUCH PERSON WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR VOTING INSTRUCTION CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR VOTING INTEREST MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
 1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
 2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
 3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION                         VALID SIGNATURE

A. 1)  ABC CORP.                      JOHN SMITH, TREASURER

 2)    ABC CORP.                      JOHN SMITH, TREASURER

       C/O JOHN SMITH, TREASURER

B. 1)  ABC CORP. PROFIT SHARING PLAN  ANN B. COLLINS, TRUSTEE

 2)    ABC TRUST                      ANN B. COLLINS, TRUSTEE

 3)    ANN B. COLLINS, TRUSTEE        ANN B. COLLINS, TRUSTEE

       U/T/D 12/28/78

C. 1)  ANTHONY B. CRAFT, CUST.        ANTHONY B. CRAFT

       F/B/O ANTHONY B. CRAFT, JR.

       UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
VARIABLE INSURANCE PRODUCTS FUND II:
ASSET MANAGER PORTFOLIO
ASSET MANAGER: GROWTH PORTFOLIO
CONTRAFUND PORTFOLIO
INDEX 500 PORTFOLIO
INVESTMENT GRADE BOND PORTFOLIO
TO BE HELD ON SEPTEMBER 16, 1998
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Variable Insurance Products Fund II (the trust) to be used at the Special Meeting of Shareholders of Asset Manager Portfolio, Asset
Manager: Growth Portfolio, Contrafund Portfolio, Index 500 Portfolio, and Investment Grade Bond Portfolio (the funds) and at any adjournments thereof (the Meeting), to be held on September 16, 1998, at 9:30 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about July 20, 1998. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, or by personal interview by representatives of the trust. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the funds, provided that the expenses do not exceed the expense cap for each
class of each fund listed on page        . Expenses exceeding a
class's expense cap will be paid by FMR. The principal business address of Fidelity Distributors Corporation (FDC), the funds' principal underwriter and distribution agent, and Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East), sub-advisers to Asset Manager Portfolio, Asset Manager: Growth Portfolio, and Contrafund Portfolio, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of Bankers Trust Company (BT), sub-adviser to Index 500 Portfolio, is 130 Liberty Street, New York, New York 10006.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 The following table summarizes the proposals applicable to each fund.

PROPOSAL #   PROPOSAL DESCRIPTION                   APPLICABLE FUND(S)

 1.          TO ELECT AS TRUSTEES THE TWELVE        ASSET MANAGER PORTFOLIO
             NOMINEES PRESENTED IN PROPOSAL 1.      ASSET MANAGER: GROWTH PORTFOLIO
                                                    CONTRAFUND PORTFOLIO
                                                    INDEX 500 PORTFOLIO
                                                    INVESTMENT GRADE BOND PORTFOLIO

 2.          TO RATIFY THE SELECTION OF             ASSET MANAGER PORTFOLIO
                PRICEWATERHOUSECOOPERS LLP     AS   ASSET MANAGER: GROWTH PORTFOLIO
             INDEPENDENT ACCOUNTANTS OF THE         CONTRAFUND PORTFOLIO
             FUNDS.                                 INDEX 500 PORTFOLIO
                                                    INVESTMENT GRADE BOND PORTFOLIO

 3.          TO AUTHORIZE THE TRUSTEES TO ADOPT     ASSET MANAGER PORTFOLIO
             AN AMENDED AND RESTATED                ASSET MANAGER: GROWTH PORTFOLIO
             DECLARATION OF TRUST.                  CONTRAFUND PORTFOLIO
                                                    INDEX 500 PORTFOLIO
                                                    INVESTMENT GRADE BOND PORTFOLIO

 4.          TO APPROVE AN AMENDED                  ASSET MANAGER: GROWTH PORTFOLIO
             MANAGEMENT CONTRACT FOR THE            CONTRAFUND PORTFOLIO
             FUND THAT WOULD REDUCE THE
             MANAGEMENT FEE PAYABLE TO FMR
             BY THE FUND AS FMR'S ASSETS
             UNDER MANAGEMENT INCREASE.

 5.          TO APPROVE AN AMENDED                  ASSET MANAGER PORTFOLIO
             MANAGEMENT CONTRACT FOR THE
             FUND THAT WOULD REDUCE THE
             MANAGEMENT FEE PAYABLE TO FMR
             BY THE FUND AS FMR'S ASSETS
             UNDER MANAGEMENT INCREASE.

 6.          TO APPROVE AN AMENDED                  INVESTMENT GRADE BOND PORTFOLIO
             MANAGEMENT CONTRACT FOR THE FUND
             THAT WOULD REDUCE THE
             MANAGEMENT FEE PAYABLE TO FMR
             BY THE FUND AS FMR'S ASSETS
             UNDER MANAGEMENT INCREASE.

 7.          TO APPROVE A NEW SUB-ADVISORY          ASSET MANAGER PORTFOLIO
             AGREEMENT WITH FMR U.K.

 8.          TO APPROVE A NEW SUB-ADVISORY          ASSET MANAGER PORTFOLIO
             AGREEMENT WITH FMR FAR EAST.

 9.          DIVERSIFICATION: TO AMEND THE          ASSET MANAGER PORTFOLIO
             FUNDAMENTAL DIVERSIFICATION            ASSET MANAGER: GROWTH PORTFOLIO
             LIMITATION TO EXCLUDE "SECURITIES OF   CONTRAFUND PORTFOLIO
             OTHER INVESTMENT COMPANIES" FROM       INVESTMENT GRADE BOND PORTFOLIO
             ISSUER DIVERSIFICATION LIMITS.


 Shares of each class of each fund of the trust issued and outstanding as of May 31, 1998 are indicated in the following table:
   ASSET MANAGER PORTFOLIO

INITIAL CLASS                    278,500,000

SERVICE CLASS                    30,000

ASSET MANAGER: GROWTH PORTFOLIO

INITIAL CLASS                    32,350,000

SERVICE CLASS                    33,459

CONTRAFUND PORTFOLIO

INITIAL CLASS                    228,070,000

SERVICE CLASS                    2,160,000

INDEX 500 PORTFOLIO

INITIAL CLASS                    22,940,000

INVESTMENT GRADE BOND PORTFOLIO

INITIAL CLASS                    32,550,000

 To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of each class of each fund on May 31, 1998 was as follows:
 ASSET MANAGER PORTFOLIO - INITIAL CLASS:

   COMPANY                                          # OF SHARES HELD         % OF SHARES
                                                                             HELD

NATIONWIDE INSURANCE GROUP                          70,433,637.003           25.29%
ONE NATIONWIDE PLAZA
COLUMBUS, OH 43215-2220

FIDELITY INVESTMENTS LIFE INSURANCE CO.             47,583,241.000           17.18%
P.O. BOX 1306
BOSTON, MA 02104-9907

LIFE OF VIRGINIA                                    30,594,413.198           10.99%
6610 W. BROAD ST.
RICHMOND, VA 23261

THE TRAVELERS COMPANIES                             28,523,373.404           10.24%
ONE TOWER SQUARE
HARTFORD, CT 06183

EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.           2,110,825.000            6.5%
P.O. BOX 3767
NEW YORK, NY 10008-3767


 ASSET MANAGER PORTFOLIO - SERVICE CLASS:

   COMPANY                           # OF SHARES HELD         % OF SHARES
                                                              HELD

NATIONWIDE INSURANCE GROUP           27,918.720               93.06%
ONE NATIONWIDE PLAZA
COLUMBUS, OH 43215-2220


 ASSET MANAGER: GROWTH PORTFOLIO - INITIAL CLASS:

   COMPANY                                         # OF SHARES HELD         % OF SHARES
                                                                            HELD

FIDELITY INVESTMENTS LIFE INSURANCE CO.            20,841,080.000           64.42%
P.O. BOX 1306
BOSTON, MA 02104-9907

MUTUAL OF OMAHA GROUP                              3,421,584.475            10.58%
MUTUAL OF OMAHA PLAZA
OMAHA, NE 68175


 ASSET MANAGER: GROWTH PORTFOLIO - SERVICE CLASS:

   COMPANY                           # OF SHARES HELD         % OF SHARES
                                                              HELD

NATIONWIDE INSURANCE GROUP           32,221.000               96.30%
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215-2220


 CONTRAFUND PORTFOLIO - INITIAL CLASS:

   COMPANY                                         # OF SHARES HELD         % OF SHARES
                                                                            HELD

FIDELITY INVESTMENTS LIFE INSURANCE CO.            62,779,021.000           27.53%
P.O. BOX 1306
BOSTON, MA 02104-9907

NATIONWIDE INSURANCE GROUP                         56,050,492.058           24.58%
ONE NATIONWIDE PLAZA
COLUMBUS, OH 43215-2220

AETNA LIFE INSURANCE COMPANY                       29,019,002.663           12.72%
242 TRUMBULL ST.
HARTFORD, CT 06103-1205

LIFE OF VIRGINIA                                   13,858,828.292           6.08%
6610 W. BROAD ST.
RICHMOND, VA 23261


 CONTRAFUND PORTFOLIO - SERVICE CLASS:

   COMPANY                           # OF SHARES HELD         % OF SHARES
                                                              HELD

NATIONWIDE INSURANCE GROUP           2,152,656.000            99.66%
ONE NATIONWIDE PLAZA
COLUMBUS, OH 43215-2220


 INDEX 500 PORTFOLIO - INITIAL CLASS:

   COMPANY                                        # OF SHARES HELD         % OF SHARES
                                                                           HELD

FIDELITY INVESTMENTS LIFE INSURANCE CO.           7,405,274                32.28%
P.O. BOX 1306
BOSTON, MA 02104-9907

AMERICAN UNITED LIFE INSURANCE COMPANY            2,197,740                9.58%
ONE AMERICAN SQ.
INDIANAPOLIS, IN 46206-0386

AETNA LIFE INSURANCE COMPANY                      1,761,083                7.68%
242 TRUMBULL ST.
HARTFORD, CT 06103-1205

PROVIDENT MUTUAL LIFE INSURANCE CO.               1,526,589                6.65%
1205 WESTLAKES DRIVE
BERWYN, PA 19312


 INVESTMENT GRADE BOND PORTFOLIO - INITIAL CLASS:

   COMPANY                                         # OF SHARES HELD         % OF SHARES
                                                                            HELD

FIDELITY INVESTMENTS LIFE INSURANCE CO.            10,948,156.000           33.63%
P.O. BOX 1306
BOSTON, MA 02104-9907

AMERITAS FINANCIAL SERVICES                        3,837,276.899            11.79%
5900 "O" ST.
LINCOLN, NE 68510

NATIONWIDE INSURANCE GROUP                         2,731,833.497            8.39%
ONE NATIONWIDE PLAZA
COLUMBUS, OH 43215-2220

ARM FINANCIAL, INC.                                2,198,134.431            6.75%
515 W. MARKET ST.
LOUISVILLE, KY 40220

LINCOLN BENEFIT LIFE COMPANY                       1,783,810.147            5.48%
1300 S. CLINTON ST.
FT. WAYNE, IN 46802


 To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of any class of a fund on that date.
 A shareholder owning more than 25% of a particular fund's shares may be considered to be a "controlling person" (as defined in the
Investment Company Act of 1940) of that fund. Accordingly, its vote could have a more significant effect on matters presented to shareholders for approval than the votes of a fund's other
shareholders.
 Each company holds its shares in a separate account (the Variable
Account) which serves as the funding vehicle for its variable insurance products. In accordance with its view of present applicable law, each company will vote its shares held in its respective Variable Account at the Special Meeting of Shareholders in accordance with instructions received from persons having a voting interest in the
Variable Account. Those persons who have a voting interest at the close of business on July 20, 1998, will be entitled to submit instructions to their company.
 Portfolio shares held in a Variable Account for which no timely instructions are received will be voted by the companies in proportion to the voting instructions which are received with respect to all contracts participating in a Variable Account. Voting instructions to abstain on any item to be voted upon will reduce the votes eligible to be cast.
 Accordingly, if you wish to vote, you should complete the enclosed voting instruction form as a participant in a Variable Account. All forms which are properly executed and received prior to the Meeting, and which are not revoked, will be voted as described above. If the enclosed voting instruction form is executed and returned, it may nevertheless be revoked at any time prior to the Meeting by written notification received by your company, by execution of a later-dated
form received by your company, or by attending the Meeting    and
voting in person.
 FOR A FREE COPY OF A FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, CALL FIDELITY DISTRIBUTORS CORPORATION AT
1-800-544-5429 OR THE INSURANCE COMPANY THAT ISSUED YOUR POLICY.
 VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS
SUFFICIENT TO APPROVE PROPOSAL 1 AND A MAJORITY OF ALL VOTES OF THE APPROPRIATE FUND CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL
2. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY
OF THE OUTSTANDING VOTING SECURITIES" OF THE ENTIRE TRUST. APPROVAL OF PROPOSALS 4 THROUGH 9 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF
THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY
OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF
THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR
(B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES.
1. TO ELECT A BOARD OF TRUSTEES.
 The purpose of this proposal is to elect a Board of Trustees of the trust. Pursuant to the provisions of the Declaration of Trust of
Variable Insurance Products Fund II, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
 All nominees named below (except Robert C. Pozen) are currently
Trustees of Variable Insurance Products Fund II and have served in that capacity continuously since originally elected or appointed.
Robert M. Gates and William O. McCoy were selected by the trust's
Nominating and Administration Committee (see page        ) and were
appointed to the Board in March 1997 and January 1997, respectively.
None of the nominees are related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Robert M. Gates, William O. McCoy, and Robert C. Pozen,
each of the nominees is currently a Trustee or General Partner, as the case may be, of 59 registered investment companies (trusts or partnerships) advised by FMR. Mr. Gates and Mr. McCoy each is currently a Trustee or General Partner, as the case may be, of 53 registered investment companies (trusts or partnerships) advised by
FMR. Mr. Pozen is currently a Trustee or General Partner, as the case may be, of 52 registered investment companies (trusts or partnerships) advised by FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.
NOMINEE                PRINCIPAL OCCUPATION**                   YEAR OF
(AGE)                                                           ELECTION OR
                                                                APPOINTMENT

RALPH F. COX           PRESIDENT OF RABAR ENTERPRISES           1991
 (6   6    )           (MANAGEMENT CONSULTING-ENGINEERING
                       INDUSTRY, 1994). PRIOR TO FEBRUARY
                       1994, HE WAS PRESIDENT OF GREENHILL
                       PETROLEUM CORPORATION (PETROLEUM
                       EXPLORATION AND PRODUCTION). UNTIL
                       MARCH 1990, MR. COX WAS PRESIDENT
                       AND CHIEF OPERATING OFFICER OF UNION
                       PACIFIC RESOURCES COMPANY
                       (EXPLORATION AND PRODUCTION). HE IS A
                       DIRECTOR OF USA WASTE SERVICES, INC.
                       (NON-HAZARDOUS WASTE, 1993), CH2M
                       HILL COMPANIES (ENGINEERING), RIO
                       GRANDE, INC. (OIL AND GAS
                       PRODUCTION), AND DANIEL INDUSTRIES
                       (PETROLEUM MEASUREMENT EQUIPMENT
                       MANUFACTURER). IN ADDITION, HE IS A
                       MEMBER OF ADVISORY BOARDS OF TEXAS
                       A&M UNIVERSITY AND THE UNIVERSITY
                       OF TEXAS AT AUSTIN.

PHYLLIS BURKE DAVIS    PRIOR TO HER RETIREMENT IN               1992
 (66)                  SEPTEMBER 1991, MRS. DAVIS WAS
                       THE SENIOR VICE PRESIDENT OF
                       CORPORATE AFFAIRS OF AVON PRODUCTS,
                       INC. SHE IS CURRENTLY A DIRECTOR OF
                       BELLSOUTH CORPORATION
                       (TELECOMMUNICATIONS), EATON
                       CORPORATION (MANUFACTURING, 1991),
                       AND THE TJX COMPANIES, INC. (RETAIL
                       STORES), AND PREVIOUSLY SERVED AS A
                       DIRECTOR OF HALLMARK CARDS, INC.
                       (1985-1991) AND NABISCO BRANDS,
                       INC. IN ADDITION, SHE IS A MEMBER OF
                       THE PRESIDENT'S ADVISORY COUNCIL OF
                       THE UNIVERSITY OF VERMONT SCHOOL
                       OF BUSINESS ADMINISTRATION.

NOMINEE                PRINCIPAL OCCUPATION**                   YEAR OF
(AGE)                                                           ELECTION OR
                                                                APPOINTMENT

ROBERT M. GATES        CONSULTANT, AUTHOR, AND LECTURER         1997
 (5   5    )           (1993). MR. GATES WAS DIRECTOR OF
                       THE CENTRAL INTELLIGENCE AGENCY
                       (CIA) FROM 1991-1993. FROM 1989
                       TO 1991, MR. GATES SERVED AS
                       ASSISTANT TO THE PRESIDENT OF THE
                       UNITED STATES AND DEPUTY NATIONAL
                       SECURITY ADVISOR. MR. GATES IS A
                       DIRECTOR OF LUCASVARITY PLC
                       (AUTOMOTIVE COMPONENTS AND DIESEL
                       ENGINES), CHARLES STARK DRAPER
                       LABORATORY (NON-PROFIT), NACCO
                       INDUSTRIES, INC. (MINING AND
                       MANUFACTURING), AND TRW INC.
                       (ORIGINAL EQUIPMENT AND
                       REPLACEMENT PRODUCTS). MR. GATES
                       ALSO IS A TRUSTEE OF THE FORUM FOR
                       INTERNATIONAL POLICY AND OF THE
                       ENDOWMENT ASSOCIATION OF THE
                       COLLEGE OF WILLIAM AND MARY. IN
                       ADDITION, HE IS A MEMBER OF THE
                       NATIONAL EXECUTIVE BOARD OF THE BOY
                       SCOUTS OF AMERICA.

*EDWARD C. JOHNSON 3D  PRESIDENT, IS CHAIRMAN, CHIEF            1968
 (6   8    )           EXECUTIVE OFFICER AND A DIRECTOR OF
                       FMR CORP.; A DIRECTOR AND
                       CHAIRMAN OF THE BOARD AND OF THE
                       EXECUTIVE COMMITTEE OF FMR;
                       CHAIRMAN AND A DIRECTOR OF FIDELITY
                       INVESTMENTS MONEY MANAGEMENT,
                       INC. (1998), FIDELITY MANAGEMENT &
                       RESEARCH (U.K.) INC., AND FIDELITY
                       MANAGEMENT & RESEARCH (FAR EAST)
                       INC.

NOMINEE                PRINCIPAL OCCUPATION**                   YEAR OF
(AGE)                                                           ELECTION OR
                                                                APPOINTMENT

E. BRADLEY JONES       PRIOR TO HIS RETIREMENT IN 1984,         1990
 (70)                  MR. JONES WAS CHAIRMAN AND CHIEF
                       EXECUTIVE OFFICER OF LTV STEEL
                       COMPANY. HE IS A DIRECTOR OF TRW
                       INC. (ORIGINAL EQUIPMENT AND
                       REPLACEMENT PRODUCTS), CONSOLIDATED
                       RAIL CORPORATION, BIRMINGHAM STEEL
                       CORPORATION, AND RPM, INC.
                       (MANUFACTURER OF CHEMICAL PRODUCTS),
                       AND HE PREVIOUSLY SERVED AS A
                       DIRECTOR OF NACCO INDUSTRIES, INC.
                       (MINING AND MANUFACTURING,
                       1985-1995), HYSTER-YALE MATERIALS
                       HANDLING, INC. (1985-1995), AND
                       CLEVELAND-CLIFFS INC. (MINING), AND AS
                       A TRUSTEE OF FIRST UNION REAL ESTATE
                       INVESTMENTS. IN ADDITION, HE SERVES
                       AS A TRUSTEE OF THE CLEVELAND CLINIC
                       FOUNDATION, WHERE HE HAS ALSO BEEN
                       A MEMBER OF THE EXECUTIVE
                       COMMITTEE AS WELL AS CHAIRMAN OF
                       THE BOARD AND PRESIDENT, A TRUSTEE
                       AND MEMBER OF THE EXECUTIVE
                       COMMITTEE OF UNIVERSITY SCHOOL
                       (CLEVELAND), AND A TRUSTEE OF
                       CLEVELAND CLINIC FLORIDA.

NOMINEE                PRINCIPAL OCCUPATION**                   YEAR OF
(AGE)                                                           ELECTION OR
                                                                APPOINTMENT

DONALD J. KIRK         EXECUTIVE-IN-RESIDENCE (1995) AT         1987
 (65)                  COLUMBIA UNIVERSITY GRADUATE SCHOOL
                       OF BUSINESS AND A FINANCIAL
                       CONSULTANT. FROM 1987 TO JANUARY
                       1995, MR. KIRK WAS A PROFESSOR AT
                       COLUMBIA UNIVERSITY GRADUATE SCHOOL
                       OF BUSINESS. PRIOR TO 1987, HE WAS
                       CHAIRMAN OF THE FINANCIAL ACCOUNTING
                       STANDARDS BOARD. MR. KIRK IS A
                       DIRECTOR OF GENERAL RE CORPORATION
                       (REINSURANCE), AND HE PREVIOUSLY
                       SERVED AS A DIRECTOR OF VALUATION
                       RESEARCH CORP. (APPRAISALS AND
                       VALUATIONS, 1993-1995). IN ADDITION,
                       HE SERVES AS CHAIRMAN OF THE BOARD
                       OF DIRECTORS OF THE NATIONAL ARTS
                       STABILIZATION FUND, CHAIRMAN OF THE
                       BOARD OF TRUSTEES OF THE GREENWICH
                       HOSPITAL ASSOCIATION, DIRECTOR OF THE
                       YALE-NEW HAVEN HEALTH SERVICES
                       CORP. (1998), A MEMBER OF THE
                       PUBLIC OVERSIGHT BOARD OF THE
                       AMERICAN INSTITUTE OF CERTIFIED PUBLIC
                       ACCOUNTANTS' SEC PRACTICE SECTION
                       (1995), AND AS A PUBLIC GOVERNOR OF
                       THE NATIONAL ASSOCIATION OF SECURITIES
                       DEALERS, INC. (1996).

*PETER S. LYNCH        VICE CHAIRMAN AND DIRECTOR OF FMR.       1990
 (55)                  PRIOR TO MAY 31, 1990, HE WAS A
                       DIRECTOR OF FMR AND EXECUTIVE VICE
                       PRESIDENT OF FMR (A POSITION HE
                       HELD UNTIL MARCH 31, 1991); VICE
                       PRESIDENT OF FIDELITY MAGELLAN FUND
                       AND FMR GROWTH GROUP LEADER;
                       AND MANAGING DIRECTOR OF FMR
                       CORP. MR. LYNCH WAS ALSO VICE
                       PRESIDENT OF FIDELITY INVESTMENTS
                       CORPORATE SERVICES (1991-1992). IN
                       ADDITION, HE SERVES AS A TRUSTEE OF
                       BOSTON COLLEGE, MASSACHUSETTS EYE
                       & EAR INFIRMARY, HISTORIC DEERFIELD
                       (1989) AND SOCIETY FOR THE
                       PRESERVATION OF NEW ENGLAND
                       ANTIQUITIES, AND AS AN OVERSEER OF
                       THE MUSEUM OF FINE ARTS OF BOSTON.

NOMINEE                PRINCIPAL OCCUPATION**                   YEAR OF
(AGE)                                                           ELECTION OR
                                                                APPOINTMENT

WILLIAM O. MCCOY       VICE PRESIDENT OF FINANCE FOR THE        1997
 (64)                  UNIVERSITY OF NORTH CAROLINA
                       (16-SCHOOL SYSTEM, 1995). PRIOR TO
                       HIS RETIREMENT IN DECEMBER 1994,
                       MR. MCCOY WAS VICE CHAIRMAN OF
                       THE BOARD OF BELLSOUTH CORPORATION
                       (TELECOMMUNICATIONS, 1984) AND
                       PRESIDENT OF BELLSOUTH ENTERPRISES
                       (1986). HE IS CURRENTLY A DIRECTOR OF
                       LIBERTY CORPORATION (HOLDING
                       COMPANY, 1984), WEEKS
                       CORPORATION OF ATLANTA (REAL ESTATE,
                       1994), CAROLINA POWER AND LIGHT
                       COMPANY (ELECTRIC UTILITY, 1996) AND
                       THE KENAN TRANSPORT CO. (1996).
                       PREVIOUSLY, HE WAS A DIRECTOR OF
                       FIRST AMERICAN CORPORATION (BANK
                       HOLDING COMPANY, 1979-1996). IN
                       ADDITION, MR. MCCOY SERVES AS A
                       MEMBER OF THE BOARD OF VISITORS FOR
                       THE UNIVERSITY OF NORTH CAROLINA AT
                       CHAPEL HILL (1994) AND FOR THE
                       KENAN-FLAGER BUSINESS SCHOOL
                       (UNIVERSITY OF NORTH CAROLINA AT
                       CHAPEL HILL, 1988).

GERALD C. MCDONOUGH    CHAIRMAN OF G.M. MANAGEMENT              1989
 (   70    )           GROUP (STRATEGIC ADVISORY SERVICES).
                       MR. MCDONOUGH IS A DIRECTOR OF
                       YORK INTERNATIONAL CORP. (AIR
                       CONDITIONING AND REFRIGERATION),
                       COMMERCIAL INTERTECH CORP.
                       (HYDRAULIC SYSTEMS, BUILDING
                       SYSTEMS, AND METAL PRODUCTS,
                       1992), CUNO, INC. (LIQUID AND GAS
                       FILTRATION PRODUCTS, 1996), AND
                       ASSOCIATED ESTATES REALTY
                       CORPORATION (A REAL ESTATE
                       INVESTMENT TRUST, 1993). MR.
                       MCDONOUGH SERVED AS A DIRECTOR OF
                       ACME-CLEVELAND CORP. (METAL
                       WORKING, TELECOMMUNICATIONS, AND
                       ELECTRONIC PRODUCTS) FROM
                       1987-1996 AND BRUSH-WELLMAN INC.
                       (METAL REFINING) FROM 1983-1997.

NOMINEE                PRINCIPAL OCCUPATION**                   YEAR OF
(AGE)                                                           ELECTION OR
                                                                APPOINTMENT

MARVIN L. MANN         CHAIRMAN OF THE BOARD, PRESIDENT,        1993
 (65)                  AND CHIEF EXECUTIVE OFFICER OF
                       LEXMARK INTERNATIONAL, INC. (OFFICE
                       MACHINES, 1991). PRIOR TO 1991, HE
                       HELD THE POSITIONS OF VICE PRESIDENT
                       OF INTERNATIONAL BUSINESS MACHINES
                       CORPORATION (IBM) AND PRESIDENT
                       AND GENERAL MANAGER OF VARIOUS
                       IBM DIVISIONS AND SUBSIDIARIES. MR.
                       MANN IS A DIRECTOR OF M.A. HANNA
                       COMPANY (CHEMICALS, 1993),
                       IMATION CORP. (IMAGING AND
                       INFORMATION STORAGE, 1997), AND
                       INFOMART (MARKETING SERVICES,
                       1991), A TRAMMELL CROW CO. IN
                       ADDITION, HE SERVES AS THE
                       CAMPAIGN VICE CHAIRMAN OF THE
                       TRI-STATE UNITED WAY (1993) AND IS
                       A MEMBER OF THE UNIVERSITY OF
                       ALABAMA PRESIDENT'S CABINET.

*ROBERT C. POZEN       SENIOR VICE PRESIDENT, IS PRESIDENT      --
 (5   2    )           AND A DIRECTOR OF FMR (1997); AND
                       PRESIDENT AND A DIRECTOR OF FIDELITY
                       INVESTMENTS MONEY MANAGEMENT,
                       INC. (1998), FIDELITY MANAGEMENT &
                       RESEARCH (U.K.) INC. (1997), AND
                       FIDELITY MANAGEMENT & RESEARCH
                       (FAR EAST) INC. (1997). PREVIOUSLY,
                       MR. POZEN SERVED AS GENERAL
                       COUNSEL, MANAGING DIRECTOR, AND
                       SENIOR VICE PRESIDENT OF FMR CORP.

NOMINEE                PRINCIPAL OCCUPATION**                   YEAR OF
(AGE)                                                           ELECTION OR
                                                                APPOINTMENT

THOMAS R. WILLIAMS     PRESIDENT OF THE WALES GROUP, INC.       1989
 (   70    )           (MANAGEMENT AND FINANCIAL ADVISORY
                       SERVICES). PRIOR TO RETIRING IN 1987,
                       MR. WILLIAMS SERVED AS CHAIRMAN OF
                       THE BOARD OF FIRST WACHOVIA
                       CORPORATION (BANK HOLDING
                       COMPANY), AND CHAIRMAN AND CHIEF
                       EXECUTIVE OFFICER OF THE FIRST
                       NATIONAL BANK OF ATLANTA AND FIRST
                       ATLANTA CORPORATION (BANK HOLDING
                       COMPANY). HE IS CURRENTLY A
                       DIRECTOR OF CONAGRA, INC.
                       (AGRICULTURAL PRODUCTS), GEORGIA
                       POWER COMPANY (ELECTRIC UTILITY),
                       NATIONAL LIFE INSURANCE COMPANY OF
                       VERMONT, AMERICAN SOFTWARE, INC.,
                       AND APPLESOUTH, INC. (RESTAURANTS,
                       1992).

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
 As of May 31, 1998, the nominees, Trustees and officers of the trust and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of two interested and nine non-interested Trustees, met eleven times during the twelve months ended December 31, 1997. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Gates, and McCoy, and Mrs. Davis are members of the committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended December 31, 1997, the committee held four meetings.
 The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough (Chairman), Jones, and Williams. The committee members confer periodically and hold meetings as required. The committee makes nominations for independent Trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested Trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent Trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of, the code of ethics applicable to the independent Trustees. During the
twelve months ended December 31, 1997, the committee held    one
meeting    . The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
 The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended December 31, 1997.
COMPENSATION TABLE

AGGREGATE          J. GARY     RALPH      PHYLLIS    ROBERT     EDWARD C.   E.
COMPENSATION       BURKHEAD**  F.         BURKE      M.         JOHNSON     BRADLEY
FROM EACH FUNDB    ,#          COX        DAVIS      GATES***   3D**        JONES

ASSET MANAGERC,D   $ 0         $ 1,656    $ 1,621    $ 1,397    $ 0         $ 1,633

ASSET MANAGER:      0           153        150        135        0           151
GROWTH

CONTRAFUND          0           1,302      1,277      1,134      0           1,285

INDEX 500           0           569        560        513        0           563

INVESTMENT GRADE    0           106        104        91         0           105
BOND

TOTAL              $ 0         $ 214,500  $ 210,000  $ 176,000  $ 0         $ 211,500
COMPENSATION
FROM THE FUND
COMPLEX*,A



AGGREGATE          DONALD     PETER    WILLIAM    GERALD C.  MARVIN     THOMAS
COMPENSATION       J.         S.       O.         MCDONOUG   L.         R.
FROM EACH FUNDB    KIRK       LYNCH**  MCCOY****  H          MANN       WILLIAMS

ASSET MANAGERC,D   $ 1,633    $ 0      $ 1,706    $ 2,042    $ 1,656    $ 1,656

ASSET MANAGER:      151        0        157        189        153        153
GROWTH

CONTRAFUND          1,285      0        1,333      1,609      1,302      1,302

INDEX 500           563        0        583        705        569        569

INVESTMENT GRADE    105        0        109        131        106        106
BOND

TOTAL              $ 211,500  $ 0      $ 214,500  $ 264,500  $ 214,500  $ 214,500
COMPENSATION
FROM THE FUND
COMPLEX*,A


* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.
** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.
*** Mr. Gates was appointed to the Board of Trustees effective March
1, 1997.
**** Mr. McCoy was appointed to the Board of Trustees effective
January 1, 1997.
# J. Gary Burkhead served on the Board of Trustees through July 31, 1997. Effective August 1, 1997, Mr. Burkhead serves as a Member of the Advisory Board of the trust.
A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required
deferred compensation from the    fund complex     as follows: Ralph
F. Cox, $75,000, Phyllis Burke Davis, $75,000, Robert M. Gates, $62,500, E. Bradley Jones, $75,000, Donald J. Kirk, $75,000, William
O. McCoy, $75,000, Gerald C. McDonough, $87,500, Marvin L. Mann, $75,000, and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation: Ralph F. Cox, $53,699, Marvin L. Mann, $53,699, and Thomas R. Williams, $62,462.
B Compensation figures include cash, and may include amounts required to be deferred, and amounts deferred at the election of Trustees.
C The following amounts are required to be deferred by each
non-interested Trustee: Ralph F. Cox, $   783    , Phyllis Burke
Davis, $   783    , Robert M. Gates, $   661    , E. Bradley Jones,
$   783    , Donald J. Kirk, $   783    , William O. McCoy,
$   801    , Gerald C. McDonough, $   914    , Marvin L. Mann,
$   783    , and Thomas R. Williams, $   783    .
D Certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows:
Asset Manager Portfolio: Ralph F. Cox, $652, Marvin L. Mann, $652, Thomas R. Williams, $652.
 Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds, including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
2. TO RATIFY THE SELECTION OF P   RICEWATERHOUSECOOPERS     LLP AS
INDEPENDENT ACCOUNTANTS OF THE FUNDS.
 By a vote of the non-interested Trustees, the firm of
   PricewaterhouseCoopers LLP     has been selected as independent
accountants for each fund, to sign or certify any financial statements of each fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of each fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty.
   PricewaterhouseCoopers     LLP has advised each fund that it has no
direct or material indirect ownership interest in each fund.
    For the funds' most recently completed fiscal year, the firm of Price Waterhouse LLP acted as each fund's independent accountant. Effective July 1, 1998, Coopers & Lybrand L.L.P. and Price Waterhouse LLP combined their businesses and practices and began doing business as PricewaterhouseCoopers LLP.
 The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of each fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives
of    PricewaterhouseCoopers     LLP are not expected to be present at
the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
3. TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST.
 The Board of Trustees has approved and recommends that the shareholders of the trust authorize them to adopt and execute an Amended and Restated Declaration of Trust for the trust and the funds of the trust in the form attached to this Proxy Statement as Exhibit 1 (New Declaration of Trust). The attached New Declaration of Trust has been marked to show changes from the trust's existing Declaration of Trust (Current Declaration of Trust). The New Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust, and, going forward, will be used as the standard Declaration of Trust for all new Fidelity Massachusetts business trusts.
 The New Declaration of Trust gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner. ADOPTION OF THE NEW DECLARATION OF TRUST WILL NOT ALTER IN ANY WAY THE TRUSTEES' EXISTING FIDUCIARY OBLIGATIONS TO ACT WITH DUE CARE AND IN THE SHAREHOLDERS' INTERESTS. BEFORE UTILIZING ANY NEW FLEXIBILITY THAT THE NEW DECLARATION OF TRUST MAY AFFORD, THE TRUSTEES MUST FIRST CONSIDER THE SHAREHOLDERS' INTERESTS AND THEN ACT IN ACCORDANCE WITH SUCH INTERESTS.
 Adoption of the New Declaration of Trust will NOT result in any changes in the funds' Trustees or officers or in the investment policies and shareholder services described in the funds' current prospectuses.
 Generally, a majority of the Trustees may amend the Current Declaration of Trust when authorized by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the trust. On October 16, 1997, the Trustees approved the form of the New Declaration of Trust. On December 18, 1997, the Board approved several additional changes to the form of the New Declaration of Trust, which changes have been incorporated into the form attached to this Proxy Statement. On June 18, 1998, the Board authorized the submission of the New Declaration of Trust to the trust's shareholders for their authorization at this Meeting.
 The New Declaration of Trust amends the Current Declaration of Trust in a number of significant ways. The following discussion summarizes some of the more significant amendments to the Current Declaration of Trust effected by the New Declaration of Trust.
 IN ADDITION TO THE CHANGES DESCRIBED BELOW, THERE ARE OTHER SUBSTANTIVE AND STYLISTIC DIFFERENCES BETWEEN THE NEW DECLARATION OF TRUST AND THE CURRENT DECLARATION OF TRUST. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE NEW DECLARATION OF TRUST ITSELF, WHICH IS ATTACHED AS EXHIBIT 1 TO THIS PROXY STATEMENT.
 SIGNIFICANT CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST. REORGANIZATION OR TERMINATION OF THE TRUST OR ITS SERIES. Unlike the
Current Declaration of Trust, the New Declaration of Trust generally permits the Trustees, subject to applicable Federal and state law, to reorganize or terminate the trust or any of its series. The Current Declaration of Trust requires shareholder approval in order to reorganize or terminate the trust or any of its series.
 Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the trust or a fund to reorganize into another entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a fund to domicile it in another state or to change its legal form. Under the Current Declaration of Trust, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. In contrast, the New Declaration of Trust gives the Trustees the flexibility to reorganize the trust or any of its series and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the trust and its funds operate under the most appropriate form of organization.
 Similarly, under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the Trustees to terminate a fund. For example, a fund may have insufficient assets to invest effectively or excessively high expense levels due to operational needs. Under such circumstances, absent viable alternatives, the Trustees may determine that terminating the fund is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval of the fund's termination may, however, make it more difficult to complete the fund's liquidation and termination and, in general, will increase the costs associated with the termination. In such a case, it may be in the shareholders' interest to permit fund termination without incurring the costs and delays of a shareholder meeting.
 As discussed above, before allowing a trust or fund reorganization or termination to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration of Trust is also subject to any applicable requirements of the 1940 Act and Massachusetts law. Of course, in all cases, the New Declaration of Trust would require that shareholders receive written notification of any proposed transaction.
 The New Declaration of Trust does NOT give the Trustees the authority to merge a fund with another operating mutual fund or sell all of a fund's assets to another operating mutual fund without first seeking shareholder approval. Under the New Declaration of Trust, shareholder approval is still required for these transactions.
 FUTURE AMENDMENTS OF THE DECLARATION OF TRUST. The New Declaration of Trust permits the Trustees, with certain exceptions, to amend the Declaration of Trust without shareholder approval. Under the New Declaration of Trust, shareholders generally have the right to vote on any amendment affecting their right to vote, on any amendment altering the maximum number of permitted Trustees, on any amendment affecting the New Declaration of Trust's amendment provisions, on any amendment required by law or the trust's registration statement, and on any matter submitted to shareholders by the Trustees. The Current Declaration of Trust, on the other hand, generally gives shareholders the exclusive power to amend the Declaration of Trust. By allowing amendment of the Declaration of Trust without shareholder approval, the New Declaration of Trust gives the Trustees the necessary authority to react quickly to future contingencies. As mentioned above, such increased authority remains subordinate to the Trustees' continuing fiduciary obligations to act with due care and in the shareholders' interest.
 DOLLAR-BASED VOTING RIGHTS. The New Declaration of Trust also provides for voting rights based on a shareholder's total dollar interest in a fund (dollar-based voting), rather than on the number of shares owned. As a result, under the New Declaration of Trust, voting power is allocated in proportion to the value of each shareholder's investment. Under the Current Declaration of Trust, each share is entitled to one vote, regardless of the relative value of the shares of each series or fund in the trust. The original intent of the one-share, one-vote provision was to provide equitable voting rights to all shareholders as required by the 1940 Act. However, under the current voting provisions, an investment in a fund of the trust with a lower NAV may have significantly greater voting power than the same dollar amount invested in another fund of the trust with a higher NAV. Thus, on trust-wide proposals requiring the approval of the shareholders of all of the funds of the trust, a shareholder of a fund with a lower NAV would have greater voting power than a shareholder invested in a fund with a higher NAV.
 If approved, the New Declaration of Trust would provide a more equitable distribution of voting rights for certain votes than the one-share, one-vote system currently in effect. The voting power of each shareholder would be commensurate with the value of the shareholder's dollar investment rather than with the number of shares held.
 The Staff of the Securities and Exchange Commission (SEC) has issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The New Declaration of Trust will comply with the conditions stated in the no-action letter.
    MASTER FEEDER     AUTHORITY. The New Declaration of Trust
clarifies that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company ("Master Feeder Fund Structure"). The current Declaration of Trust does not specifically provide the Trustees the ability to authorize the Master Feeder Fund Structure. The purpose of a Master Feeder Fund Structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. In order to implement a Master Feeder Fund Structure, both the Declaration of Trust and the fund's policies must permit the structure. Currently, EACH FUND'S policies do not allow for such investments.
 A number of mutual funds have developed so called Master Feeder Fund Structures under which several "feeder" funds invest all of their assets in a single pooled investment, or "master" fund. For example, an institutional equity fund with a high initial minimum investment amount for large investors might pool its investments with an equity fund with low minimums designed for retail investors. This structure allows several feeder funds with substantially the same objective, but different distribution and servicing features, to combine their investments and manage them as one master fund instead of managing them separately. The feeder funds combine their investments by investing all of their assets in one master fund. (Each feeder fund invested in a single master fund retains its own characteristics, but is able to achieve operational efficiencies by investing together with the other feeder funds in the Master Feeder Fund Structure.)
 FMR and the Board of Trustees continually review methods of structuring mutual funds to take maximum advantage of potential efficiencies. While neither FMR nor the Trustees have determined that a fund should invest in a master fund, the Trustees believe it could be in the best interest of a fund to adopt such a structure at a future date. If approved, the New Declaration of Trust would provide the Trustees with the power to authorize a fund to invest all of its assets in a single open-end investment company. The Trustees will authorize such a transaction only if a Master Feeder Fund Structure is permitted under the fund's investment policies, if they determine that a Master Feeder Fund Structure is in the best interest of a fund, and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to each fund or its shareholders. The Trustees will specifically consider the impact, if any, on fees paid by the fund as a result of adopting a Master Feeder Fund Structure.
 SHAREHOLDER NOTIFICATION OF TRUSTEE APPOINTMENT. The New Declaration of Trust generally provides that, in the case of a vacancy on the Board of Trustees, the remaining Trustees shall fill the vacancy by appointing a person they, in their discretion, see fit, consistent with the limitations of the 1940 Act. Section 16 of the 1940 Act
   provides     that a vacancy may be filled by the Trustees if, after
filling the vacancy, at least two-thirds of the Trustees then holding office were elected by the holders of the outstanding voting
securities of the trust. It also    provides     that if at any time
less than 50% of the Trustees were elected by shareholders, a shareholder meeting must be called within 60 days for the purposes of electing Trustees to fill the existing vacancies. Trustees may also appoint a Trustee in anticipation of a current Trustee's retirement or resignation or in the event of an increase in the number of Trustees. The Current Declaration of Trust requires that within three months of a Trustee appointment, notification of such appointment be mailed to each shareholder of the trust. The New Declaration of Trust eliminates this notification requirement.
 Notifying a trust's shareholders in the event of an appointment of a Trustee is not required by any federal or state law. Such notification to all shareholders of a trust may be costly. If the New Declaration of Trust is approved, shareholders would be notified of future Trustee appointments in the next financial report for the fund following the appointment.
 OTHER CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.
 In addition to the significant changes above, the New Declaration of Trust modifies the Current Declaration of Trust in a number of important ways, including the following:
 1. The New Declaration of Trust modifies the Current Declaration of Trust to allow FMR and the trust, on behalf of each fund, to amend the fund's respective Management Contract subject to the provisions of
Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the Current Declaration of Trust explicitly requires the vote of a majority of the outstanding voting securities of a fund to authorize all such amendments. A corresponding change is also proposed for certain funds' Management Contracts. For more information on this topic generally, see "Modification of Management Contract Amendment
Provisions" on pages    , , and     .
 2. The New Declaration of Trust clarifies that the Trustees may impose other fees (for example, purchase fees) in addition to sales charges upon investment in a fund and clarifies that deferred sales charges and other fees (for example, redemption fees) may be imposed upon redemption of a fund's shares.
 3. The New Declaration of Trust confirms and clarifies various existing Trustee powers. For example, the New Declaration of Trust clarifies that the Trustees, in addition to banks and trust companies, may employ as fund custodians companies that are members of a national securities exchange or other entities permitted under the 1940 Act; delegate authority to investment advisers and other agents; adopt and offer dividend reinvestment and related plans; operate and carry on the business of an investment company; and interpret the investment policies, practices, and limitations of any fund.
 4. The New Declaration of Trust clarifies that no shareholder of a trust series shall have a claim on the assets of another series and further clarifies that, by virtue of investing in a fund, a shareholder is deemed to have assented to and agreed to be bound by the terms of the New Declaration of Trust.
 5. The New Declaration of Trust deletes various technical and/or antiquated requirements from the Current Declaration of Trust, including existing requirements that a Trustee vacancy be deemed to occur when a Trustee is absent from his or her state of residence, that Trustee vacancies must be filled within six calendar months, and that portfolio securities be held pursuant to safeguards prescribed by usual Massachusetts practice.
 6. As a general matter, the New Declaration of Trust modifies the Current Declaration of Trust to incorporate appropriate references to classes of shares.
 7. Lastly, the New Declaration of Trust generally expands various 1940 Act defined terms to encompass SEC modifications and interpretations. Specific references to discrete sections of the 1940 Act that are contained in the New Declaration of Trust have likewise been expanded to include SEC modifications and interpretations.
 CONCLUSION. The Board of Trustees has concluded that the proposed adoption of the New Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that the shareholders vote FOR the proposal to authorize them to adopt and execute the New Declaration of Trust. If the proposal is not approved, the Current Declaration of Trust will remain unchanged and in effect.
4. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR EACH OF ASSET
MANAGER: GROWTH PORTFOLIO AND CONTRAFUND PORTFOLIO.
 The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies the management fee that FMR
receives from    each     fund to provide for lower fees when FMR's
assets under management exceed certain levels. In addition, the
Amended Contract allows FMR and the trust, on behalf of    each
    fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of
Management Contract Amendment Provisions" on page         for more
details.    For Asset Manager: Growth Portfolio, the Amended Contract
also reduces the Individual Fund Fee Rate from 0.40% to 0.30% of the
fund's average net assets.     THE AMENDED CONTRACT WILL RESULT IN A
MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACT (THE PRESENT CONTRACT). (For information on FMR, see the section entitled "Activities and
Management of FMR" on page        .)
 PROPOSED AMENDMENT(S) TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendment(s), is
supplied as Exhibit 2 on page        . Except for the modifications
discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of each fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning
on page        .) If approved by shareholders, the Amended Contract
will take effect on October 1, 1998 (or, if later, the first day of the first month following approval) and will remain in effect through July 31, 1999 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1999, and thereafter only as long as its continuance is approved at least annually as above.
 The management fee is an annual percentage of each fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $426 billion.
 MODIFICATION TO INDIVIDUAL FUND FEE RATE. The Amended Contract would decrease Asset Manager: Growth Portfolio's Individual Fund Fee Rate from 0.40% to 0.30% of the fund's average net assets. The proposed 0.10% reduction in the Individual Fund Fee Rate was voluntarily adopted by FMR on August 1, 1996. Taken together with the proposed modification to the Group Fee Rate, it would make the fund's management fee (the sum of the Group and Individual Fund Fee Rates) consistent with other funds advised by FMR with comparable investment disciplines.
 MODIFICATION TO GROUP FEE RATE. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by FMR of $426 billion or less. Above $426 billion in assets under FMR's management, the Group Fee Rate declines under both the Present
Contract and the Amended Cont   r    act, but under the Amended
Contract it declines faster. Group Fee Rates that are lower than those contained in each fund's Present Contract have been voluntarily implemented by FMR on January 1, 1996.
 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract adds five new breakpoints for assets under FMR's management above $390 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present
Management Contracts" beginning on page        .)
GROUP FEE RATE BREAKPOINTS
PRESENT CONTRACT  AMENDED CONTRACT

AVERAGE GROUP  PRESENT    AVERAGE GROUP            AMENDED
ASSETS         CONTRACT*  ASSETS                   CONTRACT
($ BILLIONS)              ($ BILLIONS)

OVER 390       0.2700%    390            -    426  0.2700%

                          426            -    462  0.2650%

                          462            -    498  0.2600%

                          498            -    534  0.2550%

                          OVER                534  0.2500%

 The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES
GROUP NET     PRESENT    AMENDED
ASSETS        CONTRACT*  CONTRACT
($ BILLIONS)

150           0.3371%    0.3371%

200           0.3284%    0.3284%

250           0.3219%    0.3219%

300           0.3163%    0.3163%

350           0.3113%    0.3113%

400           0.3067%    0.3067%

450           0.3026%    0.3024%

500           0.2994%    0.2982%

550           0.2967%    0.2942%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1996.
 Average assets under FMR's management for May 1998 were approximately $625 billion.
 COMPARISON OF MANAGEMENT FEES. For the month ended May 31, 1998, average assets under management by FMR were $625 billion. Each fund's management fee rate under the Amended Contract for the month ended May
31, 1998, would have been 0.5   889    %, compared to    0.6935% for
Asset Manager: Growth and     0.   5935    %    for Contrafund
    under the Present Contract. The management fee rate remains the same under both the Present Contract and the Amended Contract until assets under FMR's management exceed $426 billion, at which point the management fee rate under the Amended Contract begins to decline relative to the Present Contract.
    The following chart compares each fund's management fee as calculated under the terms of the Present Contract for the twelve month period ended December 31, 1997 to the management fee each fund would have incurred if the Amended Contract had been in effect.

                      PRESENT CONTRACT       AMENDED CONTRACT

FUND                  MANAGEMENT             MANAGEMENT          PERCENTAGE
                      FEE                    FEE                 DIFFERENCE

ASSET MANAGER:        $    2,718,305*        $    2,323,242      (   14.53    %)
GROWTH PORTFOLIO

CONTRAFUND PORTFOLIO  $ 19,698,222   **      $ 19,646,719        (0.26%)


* Does not reflect voluntary adoption of extended group fee rate
schedules by FMR on January 1, 1996    or the lower Individual Fund
Fee Rate effective August 1, 1996    .
**    Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1996.
 The following chart compares each fund's management fee as calculated under the terms of the Present Contract for the twelve month period ended May 31, 1998 to the management fee each fund would have incurred if the Amended Contract had been in effect.
                  PRESENT CONTRACT       AMENDED CONTRACT

FUND              MANAGEMENT             MANAGEMENT          PERCENTAGE
                  FEE                    FEE                 DIFFERENCE

ASSET MANAGER:    $    3,233,435*        $    2,755,361      (   14.79    %)
GROWTH PORTFOLIO

CONTRAFUND        $ 24,134,065   **      $ 24,013,450        (0.50%)
PORTFOLIO

* Does not reflect voluntary adoption of extended group fee rate
schedules by FMR on January 1, 1996    or the lower Individual Fund
Fee Rate effective August 1, 1996.
**    Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1996.
 MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended Contract allows FMR and the trust, on behalf of the fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the trust, on behalf of the fund, to amend the Management Contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed modification gives FMR and the trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees. MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of each fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of each fund, including all of the Independent Trustees, on June 18, 1998. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month period from November to December 1995. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their meetings Trustees receive materials specifically relating to the Amended Contract. These materials include (i) information on the investment performance of each fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of each fund, (iii) the economic outlook and the general investment outlook in the markets in which each fund invests, and (iv) notable changes in each fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of each fund's shares, (3) the procedures employed to determine the value of each fund's assets,
(4) the allocation of each fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with each fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with each fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost and audit of non-investment management services provided by FMR and its affiliates.
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including each fund's shareholders.
 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether each fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly each fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review a report detailing the background of each fund's portfolio manager and each fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations
and the senior management of Fidelity's    fixed-income and equity
groups    . Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 EXPENSES. The Board of Trustees and the Independent Trustees considered each fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including each fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of each fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of each fund and whether the amount of profit is a fair entrepreneurial profit for the management of each fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to each fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.
 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by each fund and each fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with each fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded
(i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule, the
reduction of the    I    ndividual Fund Fee Rate (Asset Manager:
Growth Portfolio only), and the proposed modification to the Present Contract's amendment provisions, are in the best interest of each fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of each fund and recommends that shareholders of each fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval.
5. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR ASSET MANAGER
PORTFOLIO.
 The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract would lower two components of the management fee FMR receives from the fund. First, the Individual Fund Fee Rate would be reduced from 0.40% to 0.25% of the fund's average net assets. Second, the Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. In addition, the Amended Contract allows FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment
Provisions" on page         for more details. THE AMENDED CONTRACT
WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACT (THE PRESENT CONTRACT). (For information on FMR, see the section entitled
"Activities and Management of FMR" on page        .)
 PROPOSED AMENDMENT(S) TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendment(s), is
supplied as Exhibit 3 on page        . Except for the modifications
discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning
on page        .) If approved by shareholders, the Amended Contract
will take effect on October 1, 1998 (or, if later, the first day of the first month following approval) and will remain in effect through July 31, 1999 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1999, and thereafter only as long as its continuance is approved at least annually as above.
 The management fee is an annual percentage of the fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $210 billion.
 MODIFICATION TO INDIVIDUAL FUND FEE RATE. The Amended Contract would decrease the fund's Individual Fund Fee Rate from 0.40% to 0.25% of the fund's average net assets. The proposed 0.15% reduction in the Individual Fund Fee Rate was voluntarily adopted by FMR on August 1, 1996. Taken together with the proposed modification to the Group Fee Rate, it would make the fund's management fee (the sum of the Group and Individual Fund Fee Rates) consistent with other funds advised by FMR with comparable investment disciplines.
 MODIFICATION TO GROUP FEE RATE. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by FMR of $210 billion or less. Above $210 billion in assets under FMR's management, the Group Fee Rate declines under both the Present
Contract and the Amended Cont   r    act, but under the Amended
Contract it declines faster. Group Fee Rates that are lower than those contained in the fund's Present Contract have been voluntarily implemented by FMR on November 1, 1993, August 1, 1994, and January 1, 1996.
 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract adds ten new breakpoints for assets under FMR's management above $210 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present
Management Contracts" beginning on page        .)
GROUP FEE RATE BREAKPOINTS
PRESENT CONTRACT  AMENDED CONTRACT

AVERAGE GROUP  PRESENT       AVERAGE GROUP                     AMENDED
ASSETS         CONTRACT*     ASSETS                            CONTRACT
($ BILLIONS)                 ($ BILLIONS)

OVER 200       0.3000%    174                       -      210  0.3000%

                          210                       -      246  0.2950%

                          246                       -      282  0.2900%

                          282                       -      318  0.2850%

                          318                       -      354  0.2800%

                          354                       -      390  0.2750%

                          390                       -      426  0.2700%

                          426                       -      462  0.2650%

                          462                       -      498  0.2600%

                          498                       -      534  0.2550%

                          OVER                             534  0.2500%

 The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES
GROUP NET     PRESENT         AMENDED
ASSETS        CONTRACT*       CONTRACT
($ BILLIONS)

150           0.3   3    71%  0.3371%

200           0.3284%         0.3284%

250           0.3227%         0.3219%

300           0.3190%         0.3163%

350           0.3162%         0.3113%

400           0.3142%         0.3067%

450           0.3126%         0.3024%

500           0.3114%         0.2982%

550           0.3103%         0.2942%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on November 1, 1993, August 1, 1994, and January 1, 1996.
 Average assets under FMR's management for May 1998 were approximately $625 billion.
 COMPARISON OF MANAGEMENT FEES. For the month ended May 31, 1998, average assets under management by FMR were $625 billion. The fund's management fee rate under the Amended Contract for the month ended May
31, 1998, would have been 0.5389%, compared to 0.   70    91% under
the Present Contract. The management fee rate remains the same under both the Present Contract and the Amended Contract until assets under FMR's management exceed $210 billion, at which point the management fee rate under the Amended Contract begins to decline relative to the Present Contract.
 The following chart compares the fund's management fee as calculated under the terms of the Present Contract for the twelve month period ended December 31, 1997 to the management fee the fund would have incurred if the Amended Contract had been in effect.
                PRESENT CONTRACT      AMENDED CONTRACT

                MANAGEMENT            MANAGEMENT        PERCENTAGE
                FEE                   FEE               DIFFERENCE

ASSET MANAGER   $ 2   8,580,680*      $ 22,002,088      (2   3.02    %)
PORTFOLIO

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on November 1, 1993, August 1, 1994, and January 1,
1996    or the lower Individual Fund Fee Rate effective August 1,
1996    .
 The following chart compares the fund's management fee as calculated under the terms of the Present Contract for the twelve month period ended May 31, 1998 to the management fee the fund would have incurred if the Amended Contract had been in effect.
                PRESENT CONTRACT      AMENDED CONTRACT

                MANAGEMENT            MANAGEMENT        PERCENTAGE
                FEE                   FEE               DIFFERENCE

ASSET MANAGER   $    31,132,986*      $ 23,818,243      (   23.50    %)
PORTFOLIO

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on November 1, 1993, August 1, 1994, and January 1,
1996    or the lower Individual Fund Fee Rate effective August 1,
1996.
 MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended Contract allows FMR and the trust, on behalf of the fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the trust, on behalf of the fund, to amend the Management Contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed modification gives FMR and the trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees. MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees, on June 18, 1998. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month periods from November to December 1995, June to July 1994, and September to October 1993. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their meetings Trustees receive materials specifically relating to the Amended Contract. These materials include (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets,
(4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost and audit of non-investment management services provided by FMR and its affiliates.
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the fund's shareholders.
 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review a report detailing the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations
and the senior management of Fidelity's    fixed-income and     equity
group   s    . Among other things they considered the size, education
and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.
 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded
(i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule, the reduction of the Individual Fund Fee Rate, and the proposed modification to the Present Contract's amendment provisions, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval.
6. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR INVESTMENT GRADE BOND
PORTFOLIO.
 The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. In addition, the Amended Contract allows FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment
Provisions" on page         for more details. THE AMENDED CONTRACT
WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACT (THE PRESENT CONTRACT). (For information on FMR, see the section entitled
"Activities and Management of FMR" on page        .)
 PROPOSED AMENDMENTS TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendment(s), is
supplied as Exhibit 4 on pag   e     . Except for the modifications
discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning
on page        .) If approved by shareholders, the Amended Contract
will take effect on October 1, 1998 (or, if later, the first day of the first month following approval) and will remain in effect through June 30, 1999 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through June 30, 1999, and thereafter only as long as its continuance is approved at least annually as above.
 The management fee is an annual percentage of the fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $156 billion.
 MODIFICATION TO GROUP FEE RATE. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by FMR of $156 billion or less. Above $156 billion in assets under FMR's management, the Group Fee Rate declines under both the Present
Contract and the Amended Cont   r    act, but under the Amended
Contract it declines faster. Group Fee Rates that are lower than those contained in the fund's Present Contract have been voluntarily implemented by FMR on November 1, 1993, August 1, 1994, and January 1, 1996.
 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract revises the current fee breakpoints for assets under FMR's management above $156 billion and adds nine new fee breakpoints for assets under FMR's management above $228 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management
Contracts" beginning on page        .)
GROUP FEE RATE BREAKPOINTS

PRESENT CONTRACT            AMENDED CONTRACT

AVERAGE GROUP            PRESENT    AVERAGE GROUP            AMENDED
ASSETS                   CONTRACT*  ASSETS                   CONTRACT
($ BILLIONS)                        ($ BILLIONS)

120            -    174  0.1450%    120            -    156  0.1450%

174            -    200  0.1400     156            -    192  0.1400%

OVER                200  0.1400     192            -    228  0.1350%

                                    228            -    264  0.1300%

                                    264            -    300  0.1275%

                                    300            -    336  0.1250%

                                    336            -    372  0.1225%

                                    372            -    408  0.1200%

                                    408            -    444  0.1175%

                                    444            -    480  0.1150%

                                    480            -    516  0.1125%

                                    OVER                516  0.1100%

 The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES
GROUP NET     PRESENT    AMENDED
ASSETS        CONTRACT*  CONTRACT
($ BILLIONS)

150           0.1736%    0.1736%

200           0.1658%    0.1652%

250           0.1606%    0.1587%

300           0.1572%    0.1536%

350           0.1547%    0.1494%

400           0.1529%    0.1459%

450           0.1515%    0.1427%

500           0.1503%    0.1399%

550           0.1494%    0.1372%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on November 1, 1993, August 1, 1994, and January 1, 1996.
 Average assets under FMR's management for May 1998 were approximately $625 billion.
 COMPARISON OF MANAGEMENT FEES. For the month ended May 31, 1998, average assets under management by FMR were $625 billion. The fund's management fee rate under the Amended Contract for the month ended May
31, 1998, would have been 0.   43    40%, compared to 0.   44    83%
under the Present Contract. The management fee rate remains the same under both the Present Contract and the Amended Contract until assets under FMR's management exceed $156 billion, at which point the management fee rate under the Amended Contract begins to decline relative to the Present Contract.
 The following chart compares the fund's management fee as calculated under the terms of the Present Contract for the twelve month period ended December 31, 1997 to the management fee the fund would have incurred if the Amended Contract had been in effect.
PRESENT CONTRACT     AMENDED CONTRACT

MANAGEMENT           MANAGEMENT        PERCENTAGE
FEE                  FEE               DIFFERENCE

$ 1,182,583   *      $ 1,154,096       (2.41%)

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on November 1, 1993, August 1, 1994, and January 1, 1996.
 The following chart compares the fund's management fee as calculated under the terms of the Present Contract for the twelve month period ended May 31, 1998 to the management fee the fund would have incurred if the Amended Contract had been in effect.
PRESENT CONTRACT     AMENDED CONTRACT

MANAGEMENT           MANAGEMENT          PERCENTAGE
FEE                  FEE                 DIFFERENCE

$ 1,   436,057*      $ 1,   395,755         (2.81%)

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on November 1, 1993, August 1, 1994, and January 1, 1996.
 MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended Contract allows FMR and the trust, on behalf of the fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the trust, on behalf of the fund, to amend the Management Contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed modification gives FMR and the trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees. MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees, on June 18, 1998. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month periods from November to December 1995, June to July 1994, and September to October 1993. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their meetings Trustees receive materials specifically relating to the Amended Contract. These materials include (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets,
(4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost and audit of non-investment management services provided by FMR and its affiliates.
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the choice of performance indices and benchmarks, (c) the composition of peer groups of funds, (d) transfer agency and bookkeeping fees paid to affiliates of FMR, (e) investment performance, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including the fund's shareholders.
 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review a report detailing the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations
and the senior management of Fidelity's fixed   -    income group.
Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.
 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded
(i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule and the proposed modification to the Present Contract's amendment provisions, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval.
7. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR U.K. FOR ASSET MANAGER PORTFOLIO.
 In conjunction with its portfolio management responsibilities on behalf of Asset Manager Portfolio, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen these relationships, the Board of Trustees proposes that shareholders of the fund approve a new sub-advisory agreement (the Proposed Agreement) between FMR U.K. and FMR on behalf of the fund to replace FMR's existing agreement with FMR U.K. The Proposed Agreement not only would allow FMR to receive investment advice and research services from FMR U.K., but also would permit FMR to grant FMR U.K. investment management authority if FMR believes it would be beneficial to the fund and its shareholders. In addition, the Proposed Agreement would allow FMR, FMR U.K., and the trust, on behalf of the fund, to modify the Proposed Agreement subject to the requirements of the 1940 Act. The existing sub-advisory agreement currently in effect with FMR U.K. requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. In addition, the Proposed Agreement includes a discussion of FMR U.K.'s ability to use brokers and dealers to execute portfolio transactions, consistent with the authority granted FMR under the Management Contract. Because FMR pays all of FMR U.K.'s fees, the Proposed Agreement would not affect the fees paid by the fund to FMR.
 On June 18, 1998, the Board of Trustees agreed to submit the Proposed Agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. The Trustees determined that allowing FMR to grant investment management authority to FMR U.K. would provide FMR increased flexibility in the assignment of portfolio managers and give the fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that the fund and its shareholders may benefit from giving FMR, through FMR U.K., the ability to execute portfolio transactions from points in Europe that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable the fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions. With regard to the proposed modification to the existing sub-advisory agreement's amendment provisions, the Trustees considered the benefit to shareholders of FMR's, FMR U.K.'s, and the trust's increased flexibility (within 1940 Act constraints) to amend the agreement without the delays and potential costs of a proxy solicitation.
 If approved by shareholders, the Proposed Agreement will replace the sub-advisory agreement currently in effect with FMR U.K. with respect to the fund (the Current Agreement). The Current Agreement, dated January 1, 1990, was approved by the fund's shareholders on December 13, 1989. A copy of the Proposed Agreement is attached to this proxy statement as Exhibit 5.
 FMR U.K., with its principal office in London, England, is a
   wholly     owned subsidiary of FMR established in 1986 to provide
investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and
Management of FMR U.K. and FMR Far East" on page        .
  Under the Current Agreement, FMR U.K. acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR U.K. provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Europe. Under the Current Agreement with FMR U.K., FMR, NOT THE FUND, pays FMR U.K.'s fee equal to 110% of its costs incurred in connection with the agreement.
 For the fiscal year ended December 31, 1997, FMR paid FMR U.K. $206,758 on behalf of the fund. Fees paid to the sub-adviser are not reduced to reflect expense reimbursements or fee waivers by FMR, if any, in effect from time to time.
 Although FMR employees are expected to consult regularly with FMR U.K., under the Current Agreement, FMR U.K. has no authority to make investment decisions on behalf of the fund. Under the Proposed Agreement, FMR would continue to receive investment advice from FMR U.K., but it could also grant investment management authority to FMR U.K. with respect to all or a portion of the fund's assets. If FMR U.K. were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in the fund's Prospectus or other governing instruments and such other limitations as the fund may impose by notice in writing to FMR or FMR U.K. If FMR grants investment management authority to FMR U.K. with respect to all or a portion of the fund's assets, FMR U.K. would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the Proposed Agreement would authorize FMR to delegate other investment management services to FMR U.K., including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of the fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR U.K. would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of the fund.
 The Proposed Agreement would also allow FMR, FMR U.K., and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Current Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Current Agreement's amendment provisions would allow amendment of the sub-advisory agreement without shareholder vote ONLY IF THE 1940 ACT SO PERMITS. In short, the proposed modification gives FMR, FMR U.K., and the trust added flexibility to amend the sub-advisory agreement subject to 1940 Act constraints. Of course, any future amendments to the sub-advisory agreement would require the approval of the Board of Trustees.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY THE FUND. The fees paid by FMR to FMR U.K. for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR U.K., FMR would pay FMR U.K. 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR U.K. for investment management and portfolio execution services.
 If approved by shareholders, the Proposed Agreement would take effect on the first day of the first month following approval and would continue in force until July 31, 1999 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund.
 The Proposed Agreement could be transferred to a successor of FMR U.K. without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If the Proposed Agreement is approved by shareholders, the Proposed Agreement will take effect on the first day of the first month following approval. If the Proposed Agreement is
not approved,    t    he Current Agreement with FMR U.K. will remain
in effect.
8. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR FAR EAST FOR ASSET MANAGER PORTFOLIO.
 In conjunction with its portfolio management responsibilities on behalf of Asset Manager Portfolio, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen these relationships, the Board of Trustees proposes that shareholders of the fund approve a new sub-advisory agreement (the Proposed Agreement) between FMR Far East and FMR on behalf of the fund to replace FMR's existing agreement with FMR Far East. The Proposed Agreement not only would allow FMR to receive investment advice and research services from FMR Far East, but also would permit FMR to grant FMR Far East investment management authority if FMR believes it would be beneficial to the fund and its shareholders. In addition, the Proposed Agreement would allow FMR, FMR Far East, and the trust, on behalf of the fund, to modify the Proposed Agreement subject to the requirements of the 1940 Act. The existing sub-advisory agreement currently in effect with FMR Far East requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. In addition, the Proposed Agreement includes a discussion of FMR Far East's ability to use brokers and dealers to execute portfolio transactions, consistent with the authority granted FMR under the Management Contract. Because FMR pays all of FMR Far East's fees, the Proposed Agreement would not affect the fees paid by the fund to FMR.
 On June 18, 1998, the Board of Trustees agreed to submit the Proposed Agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. The Trustees determined that allowing FMR to grant investment management authority to FMR Far East would provide FMR increased flexibility in the assignment of portfolio managers and give the fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that the fund and its shareholders may benefit from giving FMR, through FMR Far East, the ability to execute portfolio transactions from points in the Far East that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable the fund to participate more readily in full trading sessions on foreign exchanges and to react more quickly to changing market conditions. With regard to the proposed modification to the existing sub-advisory agreement's amendment provisions, the Trustees considered the benefit to shareholders of FMR's, FMR Far East's, and the trust's increased flexibility (within 1940 Act constraints) to amend the agreement without delays and potential costs of a proxy solicitation.
 If approved by shareholders, the Proposed Agreement will replace the sub-advisory agreement currently in effect with FMR Far East with respect to the fund (the Current Agreement). The Current Agreement, dated January 1, 1990, was approved by the fund's shareholders on December 13, 1989. A copy of the Proposed Agreement is attached to this proxy statement as Exhibit 6.
 FMR Far East, with its principal office in Tokyo, Japan, is a
   wholly     owned subsidiary of FMR established in 1986 to provide
investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR Far East may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR Far East, Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR Far East, see the section entitled "Activities and
Management of FMR U.K. and FMR Far East" on page        .
 Under the Current Agreement, FMR Far East acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR Far East provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East. Under the Current Agreement with FMR Far East, FMR, NOT THE FUND, pays FMR Far East's fee equal to 105% of its costs incurred in connection with the agreement.
 For the fiscal year ended December 31, 1997, FMR paid FMR Far East $194,817 on behalf of the fund. Fees paid to the sub-adviser are not reduced to reflect expense reimbursements or fee waivers by FMR, if any, in effect from time to time.
 Although FMR employees are expected to consult regularly with FMR Far East, under the Current Agreement, FMR Far East has no authority to make investment decisions on behalf of the fund. Under the Proposed Agreement, FMR would continue to receive investment advice from FMR Far East, but it could also grant investment management authority to FMR Far East with respect to all or a portion of the fund's assets. If FMR Far East were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in the fund's Prospectus or other governing instruments and such other limitations as the fund may impose by notice in writing to FMR or FMR Far East. If FMR grants investment management authority to FMR Far East with respect to all or a portion of the fund's assets, FMR Far East would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the Proposed Agreement would authorize FMR to delegate other investment management services to FMR Far East, including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of the fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR Far East would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of the fund.
 The Proposed Agreement would also allow FMR, FMR Far East, and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Current Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Current Agreement's amendment provisions would allow amendment of the
sub-advisory agreement without shareholder vote    ONLY IF THE 1940
ACT SO PERMITS.     In short, the proposed modification gives FMR, FMR
Far East, and the trust added flexibility to amend the sub-advisory agreement subject to 1940 Act constraints. Of course, any future amendments to the sub-advisory agreement would require the approval of the Board of Trustees.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY THE FUND. The fees paid by FMR to FMR Far East for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR Far East, FMR would pay FMR Far East 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR Far East for investment management and portfolio execution services.
 If approved by shareholders, the Proposed Agreement would take effect on the first day of the first month following approval and would continue in force until July 31, 1999 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund.
 The Proposed Agreement could be transferred to a successor of FMR Far East without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If the Proposed Agreement is approved by shareholders, the Proposed Agreement will take effect on the first day of the first month following approval. If the Proposed Agreement is
not approved,    t    he Current Agreement with FMR Far East will
remain in effect.
9. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION FOR ASSET MANAGER PORTFOLIO, ASSET MANAGER: GROWTH PORTFOLIO, CONTRAFUND PORTFOLIO, AND INVESTMENT GRADE BOND PORTFOLIO.
 Each fund's current fundamental investment limitation concerning diversification is as follows:
 The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
 The Trustees recommend that shareholders of each fund vote to replace that fund's current fundamental investment limitation with the following amended fundamental investment limitation governing diversification:
 The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
 The percentage limits in the proposed fundamental limitation concerning diversification are the percentage limitations imposed by the 1940 Act for diversified investment companies. The amended fundamental diversification limitation makes one significant change from the current limitation: subject to applicable 1940 Act requirements, it would permit each fund to invest without limit in the securities of other investment companies. Pursuant to an order of exemption granted by the SEC, each fund may invest up to 25% of total assets in non-publicly offered money market or short-term bond funds (the Central Funds) managed by FMR or an affiliate of FMR. The Central Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services, such as custodian, auditor, and Independent Trustees fees. FMR anticipates that making use of the Central Funds will benefit each fund by enhancing the efficiency of cash management and by providing increased short-term investment opportunities. If the proposal is approved, the Central Funds are expected to serve as a principal option for cash investment for each fund.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current fundamental diversification limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated. ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to
a number of investment companies. Information concerning the    ratio
of advisory fees to average net assets     of funds with investment
objectives similar to Contrafund Portfolio and advised by FMR is
contained in the    t    able in Exhibit 8 beginning on page .
Information concerning the    ratio of advisory fees to average net
assets     of funds with investment objectives similar to Asset
Manager Portfolio and advised by FMR is contained in the    t    able
in Exhibit 9 beginning on page        . Information concerning the
   ratio of advisory fees to average net assets     of funds with
investment objectives similar to Asset Manager: Growth Portfolio
and a    dvised by FMR is contained in the    t    able in Exhibit 8
beginning on pag   e     . Information concerning the    ratio of
advisory fees to average net assets     of funds with investment
objectives similar to Investment Grade Bond Portfolio and advised by
FMR is contained in the    table     in Exhibit 10 beginning on page
       .
 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter
S. Lynch, Vice Chairman. With the exception of Robert C. Pozen, who is proposed for election as a Trustee, each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, J. Gary Burkhead, John H. Costello, Eric D. Roiter, Richard A. Silver, Leonard M. Rush, Robert A. Lawrence, Fred L. Henning, Jr., Abigail Johnson, Dwight D. Churchill, Richard C. Habermann, Charles Morrison, John Todd, William Danoff, and Kevin E. Grant are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr.
Costello    and     Mr. Silver, all of these persons hold or have
options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.
 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 During the period January 1, 1997 through May 31, 1998, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp. ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST
 FMR U.K. and FMR Far East are    wholly     owned subsidiaries of FMR
formed in 1986 to provide research and investment advice with respect to companies based outside the United States for certain funds for which FMR acts as investment adviser. FMR may also grant the sub-advisers investment management authority as well as authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to a fund.
 Funds with investment objectives similar to Asset Manager Portfolio managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets
and Expense Ratios in Exhibit 9 beginning on page        . Funds with
investment objectives similar to Asset Manager: Growth Portfolio managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 8 beginning on page . Funds with investment objectives similar to Contrafund Portfolio managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 8 beginning on page .
 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and Robert C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and of other funds advised by FMR; Chairman and a Director of FIMM; Chairman, Chief Executive Officer, President, and a Director of FMR Corp.; and a Director and Chairman of the Board and of the Executive Committee of FMR. In addition, Mr. Pozen is Senior Vice President of the trust and Senior Vice President and a Trustee of other funds advised by FMR; a Director of FMR Corp., President and a Director of FMR; and President and a Director of FIMM. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.
ACTIVITIES AND MANAGEMENT OF BANKERS TRUST COMPANY
 BT, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly owned subsidiary
of Bankers Trust Corporation    (formerly Bankers Trust New York
Corporation)    , whose principal offices are also at 130 Liberty
Street, New York, New York 10006. BT was founded in 1903. As of December 31, 1997, Bankers Trust Corporation was the seventh largest bank holding company in the United States with total assets of approximately $140 billion. BT is a worldwide merchant bank that conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. Investment management is a core business of BT with over $250 billion in assets under management globally. Of that total, over $100 billion is in U.S. equity index assets. This makes BT one of the nation's leading managers of index funds.
 In conjunction with its global custodial services, BT operates one of the largest and most extensive securities lending programs. BT serves as securities lending agent with respect to loan transactions
involving a daily average in excess of $   55     billion on loan.
Approximately    130     lenders participated in BT's program during
1997.
 The name, address and principal occupation of each Director and the principal executive officer of BT is provided in Exhibit 7 beginning on page .
 No officer or    T    rustee of the trust is an officer, employee or
director of BT. No officer or    T    rustee of the trust owns any
securities of, or has any other material direct or indirect interest in, BT, Bankers Trust Corporation, or any entity controlled by or under common control with BT. During the period January 1, 1997 through May 31, 1998, no material transactions were entered into by
any    T    rustee    or nominee as Trustee     of the    trust     to
which BT, Bankers Trust Corporation, or any entity controlled by or under common control with BT is or was a party.
 BT has been advised by counsel that BT currently may perform the services for Index 500 Portfolio described in this proxy statement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law.
PRESENT MANAGEMENT CONTRACTS FOR THE FUNDS
(EXCEPT INDEX 500 PORTFOLIO)
 Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contracts described in Proposals 4, 5, and 6.
 In addition to the management fee payable to FMR, each fund pays transfer agent fees to Fidelity Investments Institutional Operations Company, Inc. (FIIOC), and pricing and bookkeeping fees to Fidelity Service Company, Inc. (FSC), affiliates of FMR. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, FIIOC bears the costs of providing these services to existing shareholders of the applicable classes. Other expenses paid by each fund or each class thereof, as applicable, include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
 Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FIIOC and FSC by the funds for the fiscal year ended December 31, 1997 are presented in the table below.
FUND                     TRANSFER     PRICING AND
                         AGENT FEES   BOOKKEEPING FEES

ASSET MANAGER PORTFOLIO  $ 2,712,765  $ 809,468

ASSET MANAGER: GROWTH    $ 272,231    $ 234,257
PORTFOLIO

CONTRAFUND PORTFOLIO     $ 2,233,719  $ 807,242

INVESTMENT GRADE BOND    $ 208,835    $ 106,949
PORTFOLIO

 Each fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
 FMR is each fund's manager pursuant to management contracts dated January 1, 1993 (Asset Manager Portfolio and Investment Grade Bond Portfolio), and November 1, 1994 (Asset Manager: Growth Portfolio and Contrafund Portfolio), which were approved by shareholders on December 16, 1992 (Asset Manager Portfolio and Investment Grade Bond Portfolio), and by FMR as sole shareholder on November 9, 1994 (Asset
Manager: Growth Portfolio and Contrafund Portfolio). For Asset Manager Portfolio and Investment Grade Bond Portfolio, shareholder approval had been requested to modify the group fee portion of the management fee to provide for lower fee rates if FMR's assets under management remain above $120 billion and $138 billion, respectively.
 ASSET MANAGER PORTFOLIO, ASSET MANAGER: GROWTH PORTFOLIO, AND CONTRAFUND PORTFOLIO. For the services of FMR under the contracts, each fund pays FMR a monthly management fee composed of the sum of two elements: a group fee rate and an individual fund fee rate.
 The following is the fee schedule for each fund:
          GROUP FEE RATE SCHEDULE           EFFECTIVE ANNUAL FEE RATES

AVERAGE GROUP                   ANNUALIZED  GROUP NET      EFFECTIVE
ASSETS                          RATE        ASSETS         ANNUAL FEE
                                                           RATE

0              -    $3 BILLION  0.5200%     $ 0.5 BILLION  0.5200%

3              -    6           0.4900       25            0.4238

6              -    9           0.4600       50            0.3823

9              -    12          0.4300       75            0.3626

12             -    15          0.4000       100           0.3512

15             -    18          0.3850       125           0.3430

18             -    21          0.3700       150           0.3371

21             -    24          0.3600       175           0.3325

24             -    30          0.3500       200           0.3284

30             -    36          0.3450       225           0.3253

36             -    42          0.3400       250           0.3223

42             -    48          0.3350       275           0.3198

48             -    66          0.3250       300           0.3175

66             -    84          0.3200       325           0.3153

84             -    102         0.3150       350           0.3133

102            -    138         0.3100

138            -    174         0.3050

174            -    228         0.3000

228            -    282         0.2950

282            -    336         0.2900

OVER                336         0.2850

 Under Asset Manager Portfolio's current management contract with FMR, the group fee rate is based on a schedule with breakpoints ending at
   0    .3000% for average group assets in excess of $174 billion.
Prior to January 1, 1993, the group fee rate breakpoints shown above for average group assets in excess of $138 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
 On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $210 billion and under $390 billion as shown in the schedule below, pending shareholder approval of a new management contract reflecting the revised schedule. The revised group fee rate schedule provides for lower management fees as FMR's assets under management increase. The revised group fee rate schedule was identical to the above schedule for average group assets under $210 billion. Asset Manager: Growth and Contrafund Portfolios' current management contracts reflect the group fee rate schedule above for average group assets under $210 billion and the group fee rate schedule below for average group assets in excess of $210 billion and under $390 billion.
 On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $390 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $210 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE  EFFECTIVE ANNUAL FEE RATES

AVERAGE GROUP                      ANNUALIZED  GROUP NET       EFFECTIVE
ASSETS                             RATE        ASSETS          ANNUAL
                                                               FEE RATE

174            -     $210 BILLION  0.3000%      $ 150 BILLION  0.3371%

210            -    246            0.2950        175           0.3325

246            -    282            0.2900        200           0.3284

282            -    318            0.2850        225           0.3249

318            -    354            0.2800        250           0.3219

354            -    390            0.2750        275           0.3190

390            -    426            0.2700        300           0.3163

426            -    462            0.2650        325           0.3137

462            -    498            0.2600        350           0.3113

498            -    534            0.2550        375           0.3090

OVER                534            0.2500        400           0.3067

                                                 425           0.3046

                                                 450           0.3024

                                                 475           0.3003

                                                 500           0.2982

                                                 525           0.2962

                                                 550           0.2942

 The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $550 billion of group net assets - the approximate level for December 1997 - was 0.2942%, which is the weighted average of the respective fee rates for each level of group net assets up to $550 billion.
 The individual fund fee rates for the funds are as follows: 0.25% for Asset Manager Portfolio; and 0.30% for Asset Manager: Growth and Contrafund Portfolios. (Effective August 1, 1996, FMR voluntarily reduced the individual fund fee rate for Asset Manager Portfolio from 0.40% to 0.25%, and for Asset Manager: Growth Portfolio from 0.40% to 0.30%.) Based on the average group net assets of the funds advised by FMR for December 1997, the annual management fee rate for each fund would be calculated as follows:
FUND             GROUP                INDIVIDUAL FUND       MANAGEMENT
                 FEE RATE             FEE RATE              FEE RATE

ASSET MANAGER    0.2942%         +    0.25%            =    0.5442%

ASSET MANAGER:   0.2942%         +    0.30%            =    0.5942%
GROWTH

CONTRAFUND       0.29   4    2%  +    0.30%            =    0.5942%

 One-twelfth of this annual management fee rate is applied to each fund's net assets averaged for the month, giving a dollar amount, which is the fee for that month.
 During the fiscal year ended December 31, 1997, FMR received $22,002,088, $2,323,242, and $19,646,719 for its services as investment adviser to Asset Manager, Asset Manager: Growth, and Contrafund Portfolios, respectively. This fee was equivalent to 0.55%, 0.60%, and 0.60%, respectively, of the average net assets of Asset Manager, Asset Manager: Growth, and Contrafund Portfolios.
    INVESTMENT GRADE BOND PORTFOLIO.     For the services of FMR under
the contract, the fund pays FMR a monthly management fee composed of the sum of two elements: a group fee rate and an individual fund fee rate.
 The following is the fee schedule for the fund:


   GROUP FEE RATE SCHEDULE                                          EFFECTIVE ANNUAL FEE RATES
AVERAGE                                     ANNUALIZED              GROUP               EFFECTIVE
GROUP                                          RATE                  NET                  ANNUAL
ASSETS                                                              ASSETS               FEE RATE

0          -      $3 BILLION                   0.3700%            $ 0.5 BILLION           0.3700%

3          -       6                           0.3400               25                    0.2664

6          -       9                           0.3100               50                    0.2188

9          -       12                          0.2800               75                    0.1986

12         -       15                          0.2500               100                   0.1869

15         -       18                          0.2200               125                   0.1793

18         -       21                          0.2000               150                   0.1736

21         -       24                          0.1900               175                   0.1695

24         -       30                          0.1800               200                   0.1658

30         -       36                          0.1750               225                   0.1629

36         -       42                          0.1700               250                   0.1604

42         -       48                          0.1650               275                   0.1583

48         -       66                          0.1600               300                   0.1565

66         -       84                          0.1550               325                   0.1548

84         -       120                         0.1500               350                   0.1533

120        -       174                         0.1450               400                   0.1507

174        -       228                         0.1400

228        -       282                         0.1375

282        -       336                         0.1350

OVER               336                         0.1325


    Under the fund's current management contract with FMR, the group fee rate is based on a schedule with breakpoints ending at 0.1400% for average group assets in excess of $174 billion. Prior to January 1, 1993, the group fee rate breakpoints shown above for average group assets in excess of $120 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
    On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $156 billion and under $372 billion as shown in the schedule below. The revised group fee rate schedule is identical to the above schedule for average group assets under $156 billion.
    On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $372 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $156 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:


   GROUP FEE RATE SCHEDULE                                                     EFFECTIVE ANNUAL FEE RATES
AVERAGE                                   ANNUALIZED                        GROUP NET      EFFECTIVE ANNUAL
GROUP                                       RATE                              ASSETS          FEE RATE
ASSETS

120        -  $156 BILLION                  0.1450%                        $ 150 BILLION         0.1736%

156        -  192                           0.1400                           175                 0.1690

192        -  228                           0.1350                           200                 0.1652

228        -  264                           0.1300                           225                 0.1618

264        -  300                           0.1275                           250                 0.1587

300        -  336                           0.1250                           275                 0.1560

336        -  372                           0.1225                           300                 0.1536

372        -  408                           0.1200                           325                 0.1514

408        -  444                           0.1175                           350                 0.1494

444        -  480                           0.1150                           375                 0.1476

480        -  516                           0.1125                           400                 0.1459

OVER          516                           0.1100                           425                 0.1443

                                                                             450                 0.1427

                                                                             475                 0.1413

                                                                             500                 0.1399

                                                                             525                 0.1385

                                                                             550                 0.1372


    The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $550 billion of group net assets - the approximate level for December 1997- was 0.1372%, which is the weighted average of the respective fee rates for each level of group net assets up to $550 billion.
    The individual fund fee rate is 0.30%. Based on the average group net assets of the funds advised by FMR for December 1997, the annual management fee rate would be calculated as follows:

   GROUP                  INDIVIDUAL FUND           MANAGEMENT
FEE RATE                      FEE RATE                FEE RATE

0.1372%           +              0.30%        =         0.4372%


    One-twelfth of this annual management fee rate is applied to the fund's net assets averaged for the month, giving a dollar amount, which is the fee for that month.
    For the fiscal year ended December 31, 1997, Investment Grade Bond Portfolio paid FMR management fees of $1,154,096. This fee was equivalent to 0.44% of the average net assets of Investment Grade Bond Portfolio.
 FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase a fund's total returns and yield and repayment of the reimbursement by a fund will lower its total returns and yield.
 FMR has voluntarily agreed, subject to revision or termination, to reimburse each class of the funds to the extent that total operating expenses (as a percentage of average net assets) exceed the rates below:
FUND             INITIAL CLASS  EFFECTIVE DATE  SERVICE   EFFECTIVE DATE
                                                CLASS

ASSET MANAGER    1.25%          01/01/90        1.35%     11/03/97

ASSET MANAGER:   1.00%          01/03/95        1.10%     11/03/97
GROWTH

CONTRAFUND       1.00%          01/03/95        1.10%     11/03/97

INVESTMENT       0.80%          12/05/88        N/A       N/A
GRADE BOND

SUB-ADVISORY AGREEMENTS FOR THE FUNDS (EXCEPT INDEX 500    PORTFOLIO
    AND INVESTMENT GRADE BOND PORTFOLIO)
 On behalf of Asset Manager Portfolio, Asset Manager: Growth Portfolio and Contrafund Portfolio, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. On behalf of Asset
Manager: Growth Portfolio and Contrafund Portfolio, FMR may also grant the sub-advisers investment management authority, as well as the authority to buy and sell securities if FMR believes it would be beneficial to a fund. Asset Manager Portfolio's sub-advisory agreements, dated January 1, 1990, were approved by shareholders on December 13, 1989. Asset Manager: Growth and Contrafund Portfolios' sub-advisory agreements, dated December 1, 1994, were approved by shareholders on November 9, 1994.
 Currently, FMR U.K. and FMR Far East each focuses on issuers in countries other than the United States, such as those in Europe, Asia, and the Pacific Basin.
 FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
 On behalf of Asset Manager: Growth Portfolio and Contrafund Portfolio, for providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
 For providing investment advice and research services, the fees paid to the sub-advisers by FMR on behalf of the funds for the fiscal year ended December 31, 1997 were as follows:
                                 FMR U.K.   FMR FAR EAST

ASSET MANAGER PORTFOLIO          $ 206,758  $ 194,817

ASSET MANAGER: GROWTH PORTFOLIO  $ 16,483   $ 15,673

CONTRAFUND PORTFOLIO             $ 189,013  $ 184,518

 For providing discretionary investment management and executing portfolio transactions, no fees were paid to FMR U.K. or FMR Far East by FMR on behalf of Asset Manager: Growth Portfolio and Contrafund Portfolio for the fiscal year ended December 31, 1997.
PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of Asset Manager Portfolio, Asset Manager: Growth Portfolio, Contrafund Portfolio, and Investment Grade Bond Portfolio by FMR pursuant to authority contained in the funds' management contracts.
 FMR may place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (Japan), LLC
(FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
    For the fiscal year ended December 31, 1997, the table below lists the brokerage commissions paid by each fund (except Investment Grade Bond Portfolio) to NFSC and FBS in dollars and as a percentage of all transactions.
FUND             TO NFSC     TO FBS    % TO NFSC  % TO FBS

ASSET MANAGER    $ 507,147   $ 32,266  18%        1%

ASSET MANAGER:   $ 66,125    $ 3,506   17%        1%
GROWTH

CONTRAFUND       $ 1,306,67  $ 86,392  20%        1%

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO INSURANCE COMPANIES
 Please advise the trust, in care of Client Services at
   1-800-544-5429    , whether other persons are beneficial owners of
shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the variable contract owners of the respective shares.

EXHIBIT 1
((FORM OF AMENDED AND RESTATED DECLARATION OF TRUST))
 The language to be added to the current contract is
   ((underlined))     and the language to be deleted is set forth in
[brackets]. Headings that were underlined in the Trust's current Declaration of Trust remain underlined in this Exhibit.
[VARIABLE INSURANCE PRODUCTS FUND II]
((DECLARATION OF TRUST))
[DATED MARCH 21, 1988]
 [DECLARATION OF TRUST, made March 21, 1988 by Edward C. Johnson 3d,
J. Gary Burkhead, and Frank Nesvet (the "Trustees").]
 ((AMENDED AND RESTATED DECLARATION OF TRUST, made ______, 1998_ by each of the Trustees whose signature is affixed hereto (the "Trustees").))
 WHEREAS, the Trustees desire to [establish a trust fund for the investment and reinvestment of funds contributed thereto;] ((amend and restate this Declaration of Trust for the sole purpose of supplementing the Declaration of Trust to incorporate amendments duly adopted; and
 WHEREAS, this Trust was initially made on March 21, 1988 by Edward C. Johnson 3d, J. Gary Burkhead, and Frank Nesvet in order to establish a trust fund for the investment and reinvestment of funds contributed thereto;))
 NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust fund hereunder shall be held and managed in [Trust]((trust)) under this ((Amended and Restated)) Declaration of Trust as herein set forth below.
ARTICLE I
NAME AND DEFINITIONS
NAME
 Section 1. This Trust shall be known as "Variable Insurance Products Fund II((.))"[.]
DEFINITIONS
 Section 2. Wherever used herein, unless otherwise required by the context or specifically provided:
 [(a) The Terms "Affiliated Person", "Assignment", "Commission", "Interested Person", "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable) and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as amended from time to time;]
 (((a) The terms "Affiliated Person," "Assignment," "Commission," "Interested Person," "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable), and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder;))
 [(b) The "Trust" refers to Variable Insurance Products Fund II and reference to the Trust, when applicable to one or more Series of the Trust, shall refer to any such Series;]
 ((        (b) "Bylaws" shall mean the bylaws of the Trust, if any, as amended from time to time;
 (c) "Class" refers to the class of Shares of a Series of the Trust established in accordance with the provisions of Article III;
 (d) "Declaration of Trust" means this Amended and Restated Declaration of Trust, as further amended or restated, from time to time;))
 [(c)](( (e) )) "Net Asset Value" means the net asset value of each Series of the Trust ((or Class thereof)) determined in the manner provided in Article X, Section 3;
 [(d)](( (f) )) "Shareholder" means a record owner of Shares of the
Trust;
 ((        (g) "Shares" means the equal proportionate transferable
units of interest into which the beneficial interest of the Trust or each Series shall be divided from time to time, including such Class or Classes of Shares as the Trustees may from time to time create and establish and including fractions of Shares as well as whole Shares as consistent with the requirements of Federal and/or state securities laws;
 (h) "Series" refers to any series of Shares of the Trust established in accordance with the provisions of Article III;
 (i) "Trust" refers to Variable Insurance Products Fund II and reference to the Trust, when applicable to one or more Series of the Trust, shall refer to any such Series;
 [(e)]((        (j)        )) [The] "Trustees" refer to the individual
trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustee or trustees; ((and))
[ (f) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest of the Trust or each Series shall be divided from time to time, including such class or classes of Shares as the Trustees may from time to time create and establish and including fractions of Shares as well as whole shares consistent with the requirements of Federal and/or state securities laws;]
 [(g) The]((        (k)        )) "1940 Act" refers to the Investment
Company Act of 1940, as amended from time to time[; and]((.))
 [(h) "Series" refers to series of Shares of the Trust established in accordance with the provisions of Article III.]
ARTICLE II
PURPOSE OF TRUST
 The purpose of this Trust is to provide investors a continuous source of managed investment in securities.
ARTICLE III
BENEFICIAL INTEREST
SHARES OF BENEFICIAL INTEREST
 Section 1. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series or [classes]((Classes of Series)) as the Trustees shall((,)) from time to time((,)) create and establish. The number of ((authorized)) Shares [is unlimited and each Share]((of each Series, and Class thereof, is unlimited. Each Share)) shall be without par value and shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion and without obtaining any prior authorization or vote of the Shareholders or [of] any Series or [class]((Class)) of Shareholders of the Trust (( (a) )) to create and establish (and to change in any manner) Shares or any Series or [classes] ((Classes)) thereof with such preferences, voting powers, rights and privileges as the Trustees may((,)) from time to
time((   ,))     determine[,]   ((; (b) ))     to divide or combine
the Shares or any Series or [classes] ((Classes)) thereof into a
greater or lesser number[,]   ((; (c) ))     to classify or reclassify
any issued Shares into one or more Series or [classes]((Classes)) of
Shares[,]   ((; (d) ))     to abolish any one or more Series or
[classes]   ((Classes))     of Shares[, and]   ((; and (e) ))     to
take such other action with respect to the Shares as the Trustees may deem desirable.
[ESTABLISHMENT OF SERIES]
((ESTABLISHMENT OF SERIES AND CLASSES))
 Section 2. The establishment of any Series ((or Class thereof)) shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series ((or Class)). At any time that there are no Shares outstanding of any particular Series ((or Class)) previously established and designated, the Trustees may by a majority vote
abolish [that]    ((such))     Series (   (or Class))     and the
establishment and designation thereof.
OWNERSHIP OF SHARES
 Section 3. The ownership of Shares shall be recorded in the books of
the Trust[.]    ((or a transfer or similar agent.))     The Trustees
may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of ((the Trust as kept
by)) the Trust ((or by any transfer or similar agent, as the case may be,)) shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder. INVESTMENT IN THE TRUST
 Section 4. The Trustees shall accept investments in the Trust from such persons and on such terms as they may((,)) from time to time((,)) authorize. Such investments may be in the form of cash((, securities,)) or ((other)) [securities] ((property)) in which the appropriate Series is authorized to invest, valued as provided in
Article X, Section 3. After the date of the initial contribution of capital, the number of Shares to represent the initial contribution may in the Trustees' discretion be considered as outstanding, and the amount received by the Trustees on [the] account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion, (a) impose a sales charge ((or other fee)) upon investments in the Trust (( or Series or any Classes thereof,)) and (b) issue fractional Shares.
ASSETS AND LIABILITIES OF SERIES ((AND CLASSES))
 [Section 5. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series shall be allocated by the Trustees between and among one or more of the Series in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes, and shall be referred to as assets belonging to that Series. The assets belonging to a particular Series shall be so recorded upon the books of the Trust, and shall be held by the Trustees in trust for the benefit of the holders of Shares of that Series. The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges and reserves attributable to that Series. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees between or among any one or more of the Series in such manner as the Trustees in their sole discretion deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt.]
 ((Section 5. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition, any assets, income, earnings, profits, and proceeds thereof, funds, or payments that are not readily identifiable as belonging to any particular Series or Class, shall be allocated by the Trustees between and among one or more of the Series or Classes in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes, and shall be referred to as assets belonging to that Series or Class. The assets belonging to a particular Series shall be so recorded upon the books of the Trust or of its agent or agents and shall be held by the Trustees in trust for the benefit of the holders of Shares of that Series.
 The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges, and reserves attributable to that Series, except that liabilities and expenses may, in the Trustees' discretion, be allocated solely to a particular Class and, in which case, shall be borne by that Class. Any general liabilities, expenses, costs, charges, or reserves of the Trust that are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees between or among any one or more of the Series or Classes in such manner as the Trustees, in their sole discretion, deem fair and equitable and shall be referred to as "liabilities belonging to" that Series or Class. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.))
NO PREEMPTIVE RIGHTS
 Section 6. [The] Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.
[LIMITATION OF PERSONAL LIABILITY]
((STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY))
 [Section 7. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust shall include a recitation limiting the obligation represented thereby to the Trust and its assets (but the omission of such a recitation shall not operate to bind any Shareholder).]
 ((Section 7. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every shareholder by virtue of having become a shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof. No Shareholder of the Trust and of each Series shall be personally liable for the debts, liabilities, obligations, and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may, at any time, personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract, or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust or to a Series shall include a recitation limiting the obligation represented thereby to the Trust or to one or more Series and its or their assets (but the omission of such a recitation shall not operate to bind any Shareholder or Trustee).))
ARTICLE IV
THE TRUSTEES
MANAGEMENT OF THE TRUST
 Section 1. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.
[ELECTION: INITIAL TRUSTEES]
((INITIAL TRUSTEES: ELECTION))
 [Section 2. On a date fixed by the Trustees, the Shareholders shall elect not less than three Trustees. A trustee shall not be required to be a Shareholder of the Trust. The initial Trustees who shall serve until such election and until their successors are elected and qualified shall be Edward C. Johnson 3d, J. Gary Burkhead and Frank Nesvet and such other individuals as the Board of Trustees shall appoint pursuant to Section 4 of the Article IV.]
 ((Section 2. The initial Trustees shall be at least three individuals who shall affix their signatures hereto. On a date fixed by the Trustees, the Shareholders shall elect not less than three Trustees. A Trustee shall not be required to be a Shareholder of the Trust.))
TERM OF OFFICE OF TRUSTEES
 Section 3. The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds (( (2/3) ))of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any [Special] ((special)) [Meeting] ((meeting)) of the Trust by a vote of two-thirds (( (2/3) )) of the outstanding Shares. RESIGNATION AND APPOINTMENT OF TRUSTEES
 Section 4. In case of the declination, death, resignation, retirement, [removal, incapacity,] or [inability] ((removal)) of any of the Trustees, or in case a vacancy shall, by reason of an increase
in    ((number of the)) [    number,]    ((Trustees,))     or for any
other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. [Within three months of such appointment the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the Trust.] An appointment of a Trustee may be made by the Trustees then in office [and notice thereof mailed to Shareholders as aforesaid] in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this [trust] ((Trust)), the [trust] ((Trust)) estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The ((foregoing)) power of appointment is subject to the provisions of Section 16(a) of the 1940 Act[.] ((, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission.))
TEMPORARY ABSENCE OF TRUSTEE((S))
 Section 5. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six ((6)) months at any one time to any other Trustee or Trustees, provided that in no case shall fewer than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.
NUMBER OF TRUSTEES
 Section 6. The number of Trustees, not less than three (3) nor more than twelve (12), serving hereunder at any time shall be determined by the Trustees themselves.
 [Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is absent from the Commonwealth of Massachusetts or, if not a domiciliary of Massachusetts, is absent from his state of domicile, or is physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy, absence or incapacity, shall be conclusive, provided, however, that no vacancy shall remain unfilled for a period longer than six calendar months.]
 ((Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy or incapacity shall be conclusive.))
EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE
 Section 7. The death, declination, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.
OWNERSHIP OF ASSETS OF THE TRUST
 Section 8. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust.
ARTICLE V
POWERS OF THE TRUSTEES
POWERS
 Section 1. The Trustees in all instances shall act as principals[,] and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. ((Except as otherwise provided herein or in the 1940 Act,)) [The] ((the)) Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments [which] ((that)) they, in their [uncontrolled] discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in [the] ((this)) Declaration of Trust or the Bylaws of the Trust, ((if any,)) the Trustees shall have power and authority:
 (a) To invest and reinvest cash and other property, and to hold cash or other property uninvested[,] without((,)) in any event((,)) being bound by or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on((,)) and lease any or all of the assets of the Trust.
 (b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders.
 (c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.
 [(d) To employ a bank or trust company as custodian of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws, if any.]
 ((        (d) To employ one or more banks, trust companies, companies that are members of a national securities exchange, or other entities permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, as custodians of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws, if any.))
 (e) To retain a transfer agent and Shareholder servicing agent, or both.
 (f) To provide for the distribution of interests of the Trust either through a [principal underwriter] ((Principal Underwriter)) in the manner hereinafter provided for or by the Trust itself, or both.
 (g) To set record dates in the manner hereinafter provided for.
 (h) To delegate such authority as they consider desirable to any officers of the Trust and to any [agent,] ((investment)) [custodian] ((adviser, manager, custodian, underwriter, or other agent)) or ((independent)) [underwriter.] ((contractor.))
 (i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XII, Section [4(b)] ((4)) hereof.
 (j) To vote or give assent[,] or exercise any rights of ownership[,] with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.
 (k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.
 (l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form; or either in its own name or in the name of a custodian or a nominee or [nominees, subject in either case to proper safeguards according to the usual practice of Massachusetts trust companies or investment companies.] ((nominees.))
 [(m) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article III.]
 ((        (m) To establish separate and distinct Series with
separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article III and to establish Classes of such Series having relative rights, powers, and duties as the Trustees may provide consistent with applicable laws.))
 (n) To allocate assets, liabilities((,)) and expenses of the Trust to a particular Series ((or Class, as appropriate,)) or to apportion the same between or among two or more Series[,] ((or Classes, as appropriate,)) provided that any liabilities or expenses incurred by a particular Series ((or Class)) shall be payable solely out of the assets belonging to that Series as provided for in Article III.
 (o) To consent to or participate in any plan for the reorganization, consolidation((,)) or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust.
 (p) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy((,)) including, but not limited to, claims for taxes.
 (q) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for.
 (r) To borrow money((,)) and to[,] pledge, mortgage((,)) or hypothecate the assets of the Trust, subject to the applicable requirements of the 1940 Act.
 (s) To establish, from time to time, a minimum total investment for Shareholders[,] and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder.
 (( (t) To operate as and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations.
 (u) To interpret the investment policies, practices or limitations of any Series.
 (v) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.
 (w) Notwithstanding any other provision hereof, to invest all of the assets of any Series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company.
 The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.
 The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust or any Series or Class thereof.))
 No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.
TRUSTEES AND OFFICERS AS SHAREHOLDERS
 Section 2. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person of any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws, if any.
ACTION BY THE TRUSTEES
 Section 3. [The] ((Except as otherwise provided herein or in the 1940 Act, the)) Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting ((at)) [of] ((which)) the Trustees ((are present in person)). At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date((,)) and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by [telephone] ((telephone, telefax, telegram,)) or [telegram] ((other electro-mechanical means)) sent to his home or business address at least twenty-four ((
    (24) )) hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two ((
(72) )) hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Trust. ((Written consents or waivers of Trustees may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by telefax or other electro-mechanical means.))
CHAIRMAN OF THE TRUSTEES
 Section 4. The Trustees may appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and accounting officer of the Trust.
ARTICLE VI
EXPENSES OF THE TRUST
TRUSTEE REIMBURSEMENT
 Section 1. Subject to the provisions of Article III, Section 5, the Trustees shall be reimbursed from the [trust] ((Trust)) estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust[,]((;)) interest expense, taxes, fees and commissions of every kind[,]((;)) expenses of pricing Trust portfolio securities[,]((;)) expenses of issue, repurchase and redemption of shares including expenses attributable to a program of periodic repurchases or redemptions, expenses of registering and qualifying the Trust and its Shares under Federal and [State] ((state)) laws and regulations[,]((;)) charges of custodians, transfer agents, and registrars[,]((;)) expenses of preparing and setting up in type prospectuses and [Statements of Additional Information,] ((statements of additional information;)) expenses of printing and distributing prospectuses sent to existing Shareholders[,]((;)) auditing and legal expenses[,]((;)) reports to Shareholders[,]((;)) expenses of meetings of Shareholders and proxy solicitations therefor[,]((;)) insurance expense[,]((;)) association membership dues((;)) and for such non-recurring items as may arise, including litigation to which the Trust is a party[,]((;)) and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses((,)) and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.
ARTICLE VII
INVESTMENT ADVISER, PRINCIPAL UNDERWRITER((,)) AND TRANSFER AGENT INVESTMENT ADVISER
 Section 1. Subject to a Majority Shareholder Vote, the Trustees may((,)) in their discretion ((and)) from time to time((,)) enter into an investment advisory or management contract(s) with respect to the Trust or any Series thereof whereby the other party(ies) to such contract(s) shall undertake to furnish the Trustees such management, investment advisory, statistical((,)) and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may((,)) in their discretion((,)) determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities and other investment instruments of the Trust on behalf of the Trustees or may authorize any officer, agent, or Trustee to effect such purchases, sales((,)) or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales((,)) and exchanges shall be deemed to have been authorized by all of the Trustees.
 The Trustees may, subject to applicable requirements of the 1940 Act, ((as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) including those relating to Shareholder approval, authorize the investment adviser to employ one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser.
PRINCIPAL UNDERWRITER
 Section 2. The Trustees may in their discretion from time to time
enter into [a]    ((an exclusive or non-exclusive))     contract(s)
((on behalf of the Trust or any Series or Class thereof)) providing for the sale of the Shares, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may((,)) in their discretion((,)) determine not inconsistent with the provisions of this Article VII, or of the Bylaws, if any[;]((.)) [and such] ((Such)) contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust. TRANSFER AGENT
 Section 3. The Trustees may((,)) in their discretion ((and)) from time to time((,)) enter into [a] ((one or more)) transfer agency and Shareholder service [contract] ((contracts)) whereby the other party shall undertake to furnish the Trustees with transfer agency and Shareholder services. [The contract] ((Such contracts)) shall be on such terms and conditions as the Trustees may((,)) in their discretion((,)) determine not inconsistent with the provisions of this Declaration of Trust or of the Bylaws, if any. Such services may be provided by one or more entities.
PARTIES TO CONTRACT
 Section 4. Any contract of the character described in Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the Bylaws, if any. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.
PROVISIONS AND AMENDMENTS
 [Section 5. Any contract entered into pursuant to Sections 1 and 2 of this Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act (including any amendments thereof or other applicable Act of Congress hereafter enacted) with respect to its continuance in effect, its termination, and the method of authorization and approval of such contract or renewal thereof, and no amendment to any contract, entered into pursuant to Section 1 shall be effective unless assented to by a Majority Shareholder Vote.]
 ((Section 5. Any contract entered into pursuant to Sections 1 and 2 of this Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission (or other applicable Act of Congress hereafter enacted), with respect to its continuance in effect, its amendment, its termination, and the method of authorization and approval of such contract or renewal thereof.))
ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS
VOTING POWERS
 [Section 1. The Shareholders shall have power to vote (i) for the election of Trustees as provided in Article IV, Section 2, (ii) for the removal of Trustees as provided in Article IV, Section 3(d), (iii) with respect to any investment advisory or management contract as provided in Article VII, Section 1 and 5, (iv) with respect to the amendment of this Declaration of Trust as provided in Article XII,
Section 7, (v) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series shall not be entitled to bring any derivative or class action on behalf of any other Series of the Trust, and (vi) with respect to such additional matters relating to the Trust as may be required or authorized by law, by this Declaration of Trust, or the Bylaws of the Trust, if any, or any registration of the Trust with the Securities and Exchange Commission (the "Commission") or any State, as the Trustees may consider desirable. On any matter submitted to a vote of the Shareholders, all shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust to be taken by Shareholders.]
 ((Section 1. The Shareholders shall have power to vote (a) for the election of Trustees as provided in Article IV, Section 2; (b) for the removal of Trustees as provided in Article IV, Section 3(d); (c) with respect to any investment advisory or management contract as provided in Article VII, Section 1 and 5; (d) with respect to any termination, merger, consolidation, reorganization, or sale of assets of the Trust or any of its Series or Classes as provided in Article XII, Section 4;
(e) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7; (f) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series shall not be entitled to bring any derivative or class action on behalf of any other Series of the Trust; and (g) with respect to such additional matters relating to the Trust as may be required or authorized by law, by this Declaration of Trust, or the Bylaws of the Trust, if any, or any registration of the Trust with the Commission or any state, as the Trustees may consider desirable.
 On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except as provided in the following sentence and except (a) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (b) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. The Trustees may also determine that a matter affects only the interests of one or more Classes of a Series, in which case, any such matter shall be voted on by such Class or Classes. A Shareholder of each Series or Class thereof shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) of such Series or Class thereof on any matter on which such Shareholder is entitled to vote, and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust, if any, to be taken by Shareholders.))
MEETINGS
 Section 2. The first Shareholders' meeting shall be held as specified in Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders
owning at least one-tenth    ((1/10))     of the outstanding Shares
entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as ((modified by or interpreted by any applicable order or orders of the Commission or any rules or)) [the same] ((regulations)) [may] ((adopted)) [be] ((or)) [amended] ((interpretative)) [from] ((releases)) [time] ((of)) [to] ((the)) [time,] ((Commission,)) seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least fifteen ((15)) days' notice of any meeting.
QUORUM AND REQUIRED VOTE
 Section 3. A majority of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series ((or Class)) shall vote as a Series[,] ((or Class)) then a majority of the aggregate number of Shares of that Series ((or Class)) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series ((or Class)). Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required ((by applicable law or)) by any provision of this Declaration of Trust or the Bylaws, ((if any,)) a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series ((or Class)) shall vote as a Series ((or Class)), then a majority of the Shares of that Series ((or Class)) voted on the matter shall decide that matter insofar as that Series ((or Class)) is concerned. ((Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.))
ARTICLE IX
CUSTODIAN
APPOINTMENT AND DUTIES
 [Section 1. The Trustees shall at all times employ a bank or trust company having capital, surplus and undivided profits of at least two million dollars ($2,000,000), or such other amount or such other entity as shall be allowed by the Commission or by the 1940 Act, as custodian with authority as its agent, but subject to such restrictions, limitations or other requirements, if any, as may be contained in the Bylaws of the Trust, if any:]
 ((Section 1. The Trustees shall at all times employ a bank, a company that is a member of a national securities exchange, trust company, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, having capital, surplus, and undivided profits of at least two million dollars ($2,000,000), or such other amount as shall be allowed by the Commission or by the 1940 Act, as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust, if any:))
 (1) to hold the securities owned by the Trust and deliver the same upon written order or oral order, if confirmed in writing, or by such electro-mechanical or electronic devices as are agreed to by the Trust and the custodian, if such procedures have been authorized in writing by the Trust;
 (2) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and
 (3) to disburse such funds upon orders or vouchers;
    and the Trust may also employ such custodian as its agent:
 (1) to keep the books and accounts of the Trust and furnish clerical and accounting services; and
 [(2) to compute, if authorized to do so by the Trustees, the Net Asset Value of any Series in accordance with the provisions hereof;]
 ((        (2) to compute, if authorized to do so, the Net Asset Value of any Series or Class thereof in accordance with the provisions hereof; all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.))
[all upon such basis of compensation as may be agreed upon between the Trustees and the custodian. If so directed by a Majority Shareholder Vote, the custodian shall deliver and pay over all property of the Trust held by it as specified in such vote.]
 The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank ((, a company that is a member of a national securities exchange, trust company,)) or [trust]((other)) [company]((entity)) [organized]((permitted)) under the ((1940 Act, as modified by or interpreted by)) [laws]((any applicable order or orders)) of the ((Commission or any)) [United] ((rules)) [States]((or regulations adopted)) or [one]((interpretative releases)) of the[states thereof]((Commission)) [and]((thereunder,)) having capital, surplus((,)) and undivided profits of at least two million dollars ($2,000,000)((,)) or such other [person]((amount)) as [may]((shall)) be [permitted] ((allowed)) by the Commission[,] or [otherwise in]((by)) [accordance with] the 1940 Act [as from time to time amended.]((.))
CENTRAL [CERTIFICATE] ((DEPOSITORY)) SYSTEM
 Section 2. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934[,] or such other person as may be permitted by the Commission[,] or
otherwise in accordance with the 1940 Act   ((,))     [as from time to
time amended,] pursuant to which system all securities of any particular [class or series] ((Class or Series)) of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery
of such securities[,]    ((;))     provided that all such deposits
shall be subject to withdrawal only upon the order of the Trust
   ((or its custodian, subcustodians, or other authorized
agents))    .
ARTICLE X
[DISTRIBUTIONS AND REDEMPTIONS]
((DISTRIBUTIONS, REDEMPTIONS AND DETERMINATION
OF NET ASSET VALUE))
DISTRIBUTIONS
 Section 1.
 (a) The Trustees may from time to time declare and pay dividends. The amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees.
 (b) The Trustees shall have power, to the fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid dividends on Shares of a particular Series, from the assets belonging to that Series, which dividends, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares of that Series((, or Classes thereof,)) at the election of each Shareholder of that Series.
 ((The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans, or related plans as the Trustees shall deem appropriate.))
 (c) Anything in this instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute ((a stock dividend)) pro rata among the Shareholders of a particular Series((, or Class thereof,)) as of the record date of that Series ((or Class)) fixed as provided in Article XII, Section 3 [hereof a "stock dividend"]. REDEMPTIONS
 Section 2. In case any holder of record of Shares of a particular Series ((or Class of a Series)) desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may((,)) from time to time((,)) authorize, requesting that the Series purchase the Shares in accordance with this Section 2; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section 3 hereof). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series((,)) and payment for such Shares ((less any applicable sales charge and/or fees)) shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective.
DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS
 Section 3. The term "Net Asset Value" of any Series ((or Class)) shall mean that amount by which the assets of that Series ((or Class)) exceed its liabilities, all as determined by or under the direction of the Trustees. Such value per Share shall be determined separately for each Series ((or Class)) of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees[;]((,)) provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations((,)) and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any [Order] ((order)) of the Commission applicable to the Series. The Trustees may delegate any of its powers and duties under this Section 3 with respect to appraisal of assets and liabilities. At any time((,)) the Trustees may cause the value per Share last determined to be determined again in similar manner and may fix the time when such redetermined value shall become effective. SUSPENSION OF THE RIGHT OF REDEMPTION
 Section 4. The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees
shall specify   ((,))     but not later than the close of business on
the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share existing after the termination of the suspension. ((In the event that any Series is divided into Classes, the provisions of this Section, to the extent applicable as determined in the discretion of the Trustees and consistent with applicable law, may be equally applied to each such Class.))
ARTICLE XI
LIMITATION OF LIABILITY AND INDEMNIFICATION
LIMITATION OF LIABILITY
 Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee((,)) or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of his office.
[INDEMNIFICATION]
((INDEMNIFICATION OF COVERED PERSONS))
 Section 2.
 (a) Subject to the exceptions and limitations contained in Section
(b) below:
  (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit((,)) or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;
  (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
 (b) No indemnification shall be provided hereunder to a Covered
Person:
  (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office((;)) or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or
  (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of his office,
  (A) by the court or other body approving the settlement;
  (B) by at least a majority of those Trustees who are neither [interested persons]((Interested Persons)) of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); ((or))
  (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.
 (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer((,)) and shall inure to the benefit of the heirs, executors((,)) and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.
 (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit((,)) or proceeding of the character described in [paragraph] ((Paragraph)) (a) of this Section 2 may be paid by the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either [(a)] (( (i) )) such Covered Person shall have provided appropriate security for such undertaking[, (b)]((; (ii) )) the Trust is insured against losses arising out of any such advance payments((;)) or [(c)] (( (iii) )) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.
[SHAREHOLDERS]
((INDEMNIFICATION OF SHAREHOLDERS))
 Section 3. In case any Shareholder or former Shareholder of any Series of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators((,)) or other legal representatives or((,)) in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Series shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon.
ARTICLE XII
MISCELLANEOUS
TRUST NOT A PARTNERSHIP((, ETC.))
 Section 1. It is hereby expressly declared that a trust ((is created hereby)) and not ((a partnership, joint stock association, corporation, bailment, or any form of)) a ((legal relationship)) [partnership] ((other)) [is] ((than)) [created] ((a)) [hereby.] ((trust.)) No Trustee hereunder shall have any power to ((personally)) bind [personally] either the Trust's officers or any Shareholder. All persons extending credit to, contracting with((,)) or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment under such credit, contract((,)) or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present((,)) or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.
[TRUSTEE'S] ((TRUSTEES')) GOOD FAITH ACTION, EXPERT ADVICE,
NO BOND OR SURETY
 Section 2. The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this Article XII and to Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Section 1 of this Article XII and to Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.
ESTABLISHMENT OF RECORD DATES
 Section 3. The Trustees may close the stock transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date[,] not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any [dividend] ((dividends)), or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed or aforesaid. [TERMINATION OF TRUST]
   ((DURATION; TERMINATION OF TRUST, A SERIES OR A CLASS; MERGERS,
ETC.))
 [Section 4.]
 [(a)]((Section 4.1. Duration.)) [This] ((The)) Trust shall continue without limitation of time((,)) but subject to the provisions [of sub-section (b)] of this [Section 4] ((Article XII)).
 [(b) Subject to a Majority Shareholder Vote of each Series affected by the matter or, if applicable, to a Majority Shareholder Vote of the Trust, the Trustees may
  (i) sell and convey the assets of the Trust or any affected Series to another trust, partnership, association or corporation organized under the laws of any state which is an open-end management investment company as defined in the 1940 Act, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest or stock of such trust, partnership, association or corporation; or]
 ((Section 4.2. Termination of the Trust, a Series or a Class. (a) Subject to applicable Federal and state law, the Trust or any Series or Class thereof may be terminated (i) by Majority Shareholder Vote of the Trust, each Series affected, or each Class affected, as the case may be; or (ii) without the vote or consent of Shareholders by a majority of the Trustees either at a meeting or by written consent. The Trustees shall provide written notice to the affected Shareholders of a termination effected under clause (ii) above. Upon the termination of the Trust or the Series or Class,))
  [(ii) at any time sell and convert into money all of the assets of the Trust or any affected Series.]
  ((        (i)        the Trust or the Series or Class shall carry on
no business except for the purpose of winding up its affairs;
  (ii) the Trustees shall proceed to wind up the affairs of the Trust or the Series or Class, and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or the Series or Class thereof; collect its assets; sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining Trust property or Trust property allocated or belonging to such Series or Class to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind; discharge or pay its liabilities; and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer, or other disposition of all or substantially all the Trust property or Trust property allocated or belonging to such Series or Class (other than as provided in (iii) below) shall require Shareholder approval in accordance with
Section 4.3 below.))
 [Upon making provision for the payment of all such liabilities in either (i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) ratably among the holders of the Shares of the Trust or any affected Series then outstanding.]
  ((        (iii)        After paying or adequately providing for the
payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or the remaining property of the terminated Series or Class, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or Class according to their respective rights.))
 [(c) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-section (b), the Trust or any affected Series shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.]
 ((        (b) After termination of the Trust or the Series or Class
and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Secretary of The Commonwealth of Massachusetts, as appropriate, an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease.
 Section 4.3. Merger, Consolidation, and Sale of Assets. Subject to applicable Federal and state law and except as otherwise provided in
Section 4.4 below, the Trust or any Series thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or substantially all of the Trust property or Trust property allocated or belonging to such Series, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series, as the case may be. Any such merger, consolidation, sale, lease, or exchange shall be deemed for all purposes to have been accomplished under and pursuant to Massachusetts law.
 Section 4.4. Incorporation; Reorganization. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all of the Trust property or the Trust property allocated or belonging to such Series or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 4.4, the Trust or any Series thereof sells, conveys, or transfers substantially all of its assets to another entity or merges or consolidates with another entity.))
FILING OF COPIES, REFERENCES, HEADINGS
 Section 5. The original or a copy of this instrument and of each declaration of trust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental declaration of trust shall be
filed by the Trustees with the Secretary of [the]    ((The))
    Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental declarations of trust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental declaration of trust. In this instrument or in any such supplemental declaration of trust, references to this instrument, and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such supplemental declaration of trust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.
APPLICABLE LAW
 Section 6. The [trust] ((Trust)) set forth in this instrument is made in [the] ((The)) Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such [a trust.] ((a trust, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions)).
AMENDMENTS
 [Section 7. If authorized by votes of the Trustees and a Majority Shareholder Vote, or by any larger vote which may be required by applicable law or this Declaration of Trust in any particular case, the Trustees shall amend or otherwise supplement this instrument, by making a declaration of trust supplemental hereto, which thereafter shall form a part hereof, except that an amendment which shall affect the Shareholders of one or more Series but not the Shareholders of all outstanding Series shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each Series affected and no vote of Shareholders of a Series not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote. Copies of the supplemental declaration of trust shall be filed as specified in Section 5 of this Article XII.]
 ((Section 7. Except as specifically provided herein, the Trustees may, without shareholder vote, amend or otherwise supplement this Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration of Trust. Shareholders shall have the right to vote (a) on any amendment that would affect their right to vote granted in Section 1 of Article VIII;
(b) on any amendment that would alter the maximum number of Trustees permitted under Section 6 of Article IV; (c) on any amendment to this
Section 7; (d) on any amendment as may be required by law or by the Trust's registration statement filed with the Commission; and (e) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series or Classes shall be authorized by vote of the Shareholders of each Series or Class affected and no vote of shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, any amendment to Article XI shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Covered Persons prior to such amendment.))
FISCAL YEAR
 Section 8. The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, if any, provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.
USE OF THE WORD "FIDELITY"
 Section 9. Fidelity Management & Research Company ("FMR") has consented to the use by any Series of the Trust of the identifying word "Fidelity" in the name of any Series of the Trust at some future date. Such consent is conditioned upon the employment of FMR ((or a subsidiary or affiliate thereof)) as investment adviser of each Series of the Trust. As between the Trust and itself, FMR controls the use of the name of the Trust insofar as such name contains the identifying word "Fidelity((.))"[.] FMR may from time to time use the identifying word "Fidelity" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations((,)) or businesses [which] ((that)) it may manage, advise, sponsor or own or in which it may have a financial interest. FMR may require the Trust or any Series thereof to cease using the identifying word "Fidelity" in the name of the Trust or any Series thereof if the Trust or any Series thereof ceases to employ FMR or a subsidiary or affiliate thereof as investment adviser. ((Provisions in Conflict with Law or Regulations.
 Section 10. (a) The provisions of this Declaration of Trust are severable, and, if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.
 (b) If any provision of this Declaration Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.))
 IN WITNESS WHEREOF, the undersigned, being all [of] the [initial] Trustees of the Trust, have executed this instrument [as of the] ((this)) [date] ((____)) [first] ((day)) ((of)) [written] ((____))
[above] ((1998.)).
SIGNATURE LINES OMITTED

EXHIBIT 2
 ((Underlined)) language will be added, [bracketed] language will be deleted, comments in {curled brackets} are not part of the contract. FORM OF
MANAGEMENT CONTRACT
BETWEEN
VARIABLE INSURANCE PRODUCTS FUND II
{NAME OF EACH PORTFOLIO OMITTED}
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 [AGREEMENT made] ((AGREEMENT AMENDED and RESTATED as of)) this [1st day of November, 1994,](( ___ day of __________1998)), by and between Variable Insurance Products Fund II, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of {NAME OF EACH PORTFOLIO OMITTED}[,] (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below)).
 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated November 1, 1994 to a modification of said Contract in the manner set forth below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on _______, 1998.))
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month composed of a Group Fee and an Individual Fund Fee.
  (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
   AVERAGE NET ASSETS             ANNUALIZED FEE RATE (FOR EACH LEVEL)

$ 0       -    3 BILLION                       .5200%

3         -    6                               .4900

6         -    9                               .4600

9         -    12                              .4300

12        -    15                              .4000

15        -    18                              .3850

18        -    21                              .3700

21        -    24                              .3600

24        -    30                              .3500

30        -    36                              .3450

36        -    42                              .3400

42        -    48                              .3350

48        -    66                              .3250

66        -    84                              .3200

84        -    102                             .3150

102       -    138                             .3100

138       -    174                             .3050

174       -    210                             .3000

210       -    246                             .2950

246       -    282                             .2900

282       -    318                             .2850

318       -    354                             .2800

354       -    390                             .2750

[OVER          390]                            [.2700]

((390))   -    ((426))                         ((.2700))

((426))   -    ((462))                         ((.2650))

((462))   -    ((498))                         ((.2600))

((498))   -    ((534))                         ((.2550))

((OVER))       ((534))                         ((.2500))

  (b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be {[0.40%] ((0.30%)) in the case of Asset Manager: Growth Portfolio and 0.30% in the case of Contrafund Portfolio}.
 The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.
  (c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.
 4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument)).
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1995] ((1999)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent[, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission)).
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.
 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
VARIABLE INSURANCE    P    RODUCTS FUND II
   o    n behalf of {Name of each portfolio omitted}
SIGNATURE LINES OMITTED

EXHIBIT 3
 ((Underlined)) language will be added, [bracketed] language will be deleted.
FORM OF
MANAGEMENT CONTRACT
BETWEEN
VARIABLE INSURANCE PRODUCTS FUND II
ASSET MANAGER PORTFOLIO
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 [MODIFICATION made] ((AGREEMENT AMENDED and RESTATED as of)) this
[1st day of January, 1993]((__ day of ________ 1998)), by and between Variable Insurance Products Fund II, a Massachusetts business trust [that]((which)) may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Asset Manager Portfolio[,] (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation
(hereinafter called the "Adviser") ((as set forth in its entirety below)).
 Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated [August 31, 1989]((January 1, 1993)) to a modification of said Contract in the manner set forth below. The [Modified]((Amended)) Management Contract shall, when executed by duly authorized officers of the Fund and [the] Adviser, take effect on [the first day of the month following approval]((_________ , 1998)).
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser[, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. [Management Fee.] The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month((, composed of a Group Fee and an Individual Fund Fee))[which shall be computed as follows:].
  (a) Group Fee Rate. The Group [fee rate]((Fee Rate)) shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter of each investment company]((Fund's Declaration of Trust
o   r     other organizational document))) determined as of the close of business on each business day throughout the month. The [group fee rate]((Group Fee Rate)) shall be determined on a cumulative basis pursuant to the following schedule:
  AVERAGE NET ASSETS               ANNUALIZED FEE RATE (FOR EACH LEVEL)

$ 0       -    3 BILLION                       .52((00))%

3         -    6                               .49((00))

6         -    9                               .46((00))

9         -    12                              .43((00))

12        -    15                              .40((00))

15        -    18                              .385((0))

18        -    21                              .37((00))

21        -    24                              .36((00))

24        -    30                              .35((00))

30        -    36                              .345((0))

36        -    42                              .34((00))

42        -    48                              .335((0))

48        -    66                              .325((0))

66        -    84                              .320((0))

84        -    102                             .315((0))

102       -    138                             .310((0))

138       -    174                             .305((0))

174       -    [200]((210))                    .300((0))

[OVER          200]                            [.300]

((210))   -    ((246))                         ((.2950))

((246))   -    ((282))                         ((.2900))

((282))   -    ((318))                         ((.2850))

((318))   -    ((354))                         ((.2800))

((354))   -    ((390))                         ((.2750))

((390))   -    ((426))                         ((.2700))

((426))   -    ((462))                         ((.2650))

((462))   -    ((498))                         ((.2600))

((498))   -    ((534))                         ((.2550))

((OVER))       ((534))                         ((.2500))

  (b) Individual Fund Fee Rate. The Individual [fund fee rate]((Fund Fee Rate)) shall be [.40]((0.25))%.
 The sum of the Group [fee rate]((Fee Rate)), calculated as described above to the nearest millionth, and the Individual Fund [fee rate]((Fee Rate)) shall constitute the [annual management fee rate]((Annual Management Fee Rate)). One-twelfth of the [annual management fee rate]((Annual Management Fee Rate)) shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the ((Fund's)) Declaration of Trust [of the Fund](( (or other organizational document) )) determined as of the close of business on each business day throughout the month.
  (( (c) )) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.
 4. It is understood that the Portfolio will pay all its expenses [other than those expressly stated to be payable by the Adviser hereunder], which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument)).
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1993]((1999)), and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent[, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio]((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission ("the Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission)).
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust ((or other organizational document)) are separate and distinct from those of any and all other Portfolios.
 ((8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized((, and their respective seals to be hereunto affixed,)) all as of the date written above.
VARIABLE INSURANCE PRODUCTS FUND II
((on behalf of)) Asset Manager Portfolio
SIGNATURE LINES OMITTED

EXHIBIT 4
 ((Underlined)) language will be added, [bracketed] language will be deleted.
FORM OF
MANAGEMENT CONTRACT
BETWEEN
VARIABLE INSURANCE PRODUCTS FUND II
INVESTMENT GRADE BOND PORTFOLIO
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 [MODIFICATION made]((AGREEMENT AMENDED and RESTATED as of)) this [1st day of January, 1993]((___ day of ______ 1998)), by and between Variable Insurance Products Fund II, a Massachusetts business trust [that]((which)) may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Investment Grade Bond Portfolio[,] (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser")((as set forth in its entirety below)).
 Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated [November 21, 1988]((January 1, 1993)) to a modification of said Contract in the manner set forth below. The [Modified]((Amended)) Management Contract shall, when executed by duly authorized officers of the Fund and [the] Adviser, take effect on [the first day of the month following approval]((_______, 1998)).
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser[, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. [Management Fee.] The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month((, composed of a Group Fee and an Individual Fund Fee.))[which shall be computed as follows:]
  (a) Group Fee Rate. The Group [fee rate]((Fee Rate)) shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter of each investment company]((Fund's Declaration of Trust or other organizational document))) determined as of the close of business on each business day throughout the month. The [group fee rate]((Group Fee Rate)) shall be determined on a cumulative basis pursuant to the following schedule:

   AVERAGE NET ASSETS                      ANNUALIZED FEE RATE (FOR EACH LEVEL)
$ 0           -    3 BILLION                            [0].37((00))%

3             -    6                                    [0].34((00))

6             -    9                                    [0].31((00))

9             -    12                                   [0].28((00))

12            -    15                                   [0].25((00))

15            -    18                                   [0].22((00))

18            -    21                                   [0].20((00))

21            -    24                                   [0].19((00))

24            -    30                                   [0].18((00))

30            -    36                                   [0].175((0))

36            -    42                                   [0].17((00))

42            -    48                                   [0].165((0))

48            -    66                                   [0].16((00))

66            -    84                                   [0].155((0))

84            -    120                                  [0].15((00))

120           -    [174]((156))                         [0].145((0))

[174]((156))  -    [200]((192)                          [0].140((0))

[OVER              200]                                 [0.140]

((192))       -    ((228))                              ((.1350))

((228))       -    ((264))                              ((.1300))

((264))       -    ((300))                              ((.1275))

((300))       -    ((336))                              ((.1250))

((336))       -    ((372))                              ((.1225))

((372))       -    ((408))                              ((.1200))

((408))       -    ((444))                              ((.1175))

((444))       -    ((480))                              ((.1150))

((480))       -    ((516))                              ((.1125))

((OVER))           ((516))                              ((.1100))

  (b) Individual Fund Fee Rate. The Individual [fund fee rate]((Fund Fee Rate)) shall be ((0)).30%.
 The sum of the Group [fee rate]((Fee Rate)), calculated as described above to the nearest millionth, and the Individual Fund [fee rate]((Fee Rate)) shall constitute the [annual management fee rate]((Annual Management Fee Rate)). One-twelfth of the [annual management fee rate]((Annual Management Fee Rate)) shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the ((Fund's)) Declaration of Trust [of the Fund]((or other organizational document))) determined as of the close of business on each business day throughout the month.
  (( (c) )) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.
 4. It is understood that the Portfolio will pay all its expenses [other than those expressly stated to be payable by the Adviser hereunder], which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument)).
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until June 30, [1993]((1999)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent[, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio]((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission)).
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust ((or other organizational document)) are separate and distinct from those of any and all other Portfolios.
 ((8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized((, and their respective seals to be hereunto affixed,)) all as of the date written above.
VARIABLE INSURANCE PRODUCTS FUND II
((on behalf of)) Investment Grade Bond    Portfolio
SIGNATURE LINES OMITTED

EXHIBIT 5
FORM OF SUB-ADVISORY AGREEMENT
    ((Underlined)) language will be added, [bracketed] language will be deleted.
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
((AND
VARIABLE INSURANCE PRODUCTS FUND II
ON BEHALF OF ASSET MANAGER PORTFOLIO))
 AGREEMENT made this [1st day of January, 1990] ((_____ day of October, 1998,)) by and between Fidelity Management & Research [(U.K.) Inc.] ((Company,)) a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "[Sub-]Adviser") [and]((;)) Fidelity Management & Research (((U.K.) Inc.)) [Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts] (hereinafter called the "((Sub-))Adviser")((; and Variable Insurance Products Fund II, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Asset Manager Portfolio (hereinafter called the "Portfolio"))).
 WHEREAS ((the Trust and)) the Adviser [has] ((have)) entered into a Management Contract [with Variable Insurance Products Fund II, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"),] on behalf of [Asset Manager Portfolio (hereinafter called the "Portfolio")] ((the Portfolio)), pursuant to which the Adviser is to act as investment [adviser to the] ((manager of the)) Portfolio[,]
   ((;))     and
 WHEREAS the Sub-Adviser ((and its subsidiaries and other affiliated persons have)) [has] personnel in [Western Europe] ((various locations throughout the world)) and [was] ((have been)) formed ((in part)) for the purpose of researching and compiling information and recommendations with respect to the economies of various countries((,)) and ((securities of)) issuers located [outside of North America, principally in Western Europe.] ((in such countries, and providing investment advisory services in connection therewith;))
 NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the ((Trust, the)) Adviser and the Sub-Adviser agree as follows:
 ((1. Duties: The Adviser may, in its discretion, appoint the Sub-Adviser to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Adviser shall be as agreed upon from time to time by the Adviser and the Sub-Adviser. The Sub-Adviser shall pay the salaries and fees of all personnel of the Sub-Adviser performing services for the Portfolio relating to research, statistical and investment activities.))
 [1.] (( (a) INVESTMENT ADVICE: If and to the extent requested by the Adviser,)) [The]((the)) Sub-Adviser shall [act as an investment consultant] ((provide investment advice to the Portfolio and)) [to] the Adviser ((with respect to all or a portion of the investments of the Portfolio, and in connection with such advice)) [and] shall furnish ((the Portfolio and)) the Adviser ((such)) factual information, research reports and investment recommendations [relating to non-U.S. issuers of securities located in, and the economies of, various countries outside the U.S., all] as the Adviser may reasonably require. Such information [shall] ((may)) include written and oral reports and analyses.
  (( (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Adviser, the Sub-Adviser shall, subject to the supervision of the Adviser, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Adviser may impose with respect to the Portfolio by notice to the Sub-Adviser. With respect to the portion of the investments of the Portfolio under its management, the Sub-Adviser is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Adviser may select. The Sub-Adviser may also be authorized, but only to the extent such duties are delegated in writing by the Adviser, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Adviser shall at all times be subject to the control and direction of the Adviser and the Trust's Board of Trustees.
  (c) SUBSIDIARIES AND AFFILIATES: The Sub-Adviser may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Adviser shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.
 2. Information to be Provided to the Trust and the Adviser: The Sub-Adviser shall furnish such reports, evaluations, information or analyses to the Trust and the Adviser as the Trust's Board of Trustees or the Adviser may reasonably request from time to time, or as the Sub-Adviser may deem to be desirable.
 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Adviser or Sub-Adviser. The Sub-Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Adviser or Adviser exercise investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.))
 [2]   ((    4)). ((Compensation:)) The [Sub-Adviser will be
compensated by the] Adviser ((shall compensate the Sub-Adviser)) on the following basis for the services to be furnished hereunder((.)) [: the Adviser agrees to pay the Sub-Adviser a monthly fee equal to 110% of the Sub-Adviser's costs incurred in connection with the Agreement, said costs to be determined in relation to the assets of the Portfolio that benefit from the services of the Sub-Adviser.]
  (( (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Adviser agrees to pay the Sub-Adviser a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Adviser's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Adviser, if any, in effect from time to time.
  (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Adviser agrees to pay the Sub-Adviser a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Adviser under its Management Contract with the Adviser, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Adviser shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Adviser waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Adviser will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Adviser reduces its fees to reflect such waivers or reimbursements and the Adviser subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Adviser shall be entitled to receive from the Adviser a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Adviser required by such limitations are in excess of the Adviser's management fee, the Investment Management Fee paid to the Sub-Adviser will be reduced to zero for that month, but in no event shall the Sub-Adviser be required to reimburse the Adviser for all or a portion of such excess reimbursements.
  (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Adviser shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Adviser with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.
 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Adviser under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Adviser or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.))
 [3.]((6.    I    nterested Persons:)) It is understood that Trustees,
officers and shareholders of the [Fund] ((Trust)) are or may be or become interested in the Adviser [and] ((or)) the Sub-Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser [and] ((or)) the Sub-Adviser are or may be or become similarly interested in the [Fund] ((Trust)), and that the Adviser or the Sub-Adviser may be or become interested in the [Fund] ((Trust)) as a shareholder or otherwise.
 [4.]   ((    7. Services to Other Companies or Accounts: The services
of the Sub-Adviser to the Adviser are not to be deemed to be exclusive, the Sub-Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Adviser's ability to meet all of its obligations hereunder.)) The Sub-Adviser shall for all purposes be an independent contractor and not an agent or employee of the Adviser or the [Fund] ((Trust)). [The Sub-Adviser shall have no authority to act for, represent, bind or obligate the Adviser or the Fund, and shall in no event have discretion to invest or reinvest assets held by the Portfolio.]
 [5.]   (    (8. Standard of Care:)) [The Services of the Sub-Adviser
to the Adviser are not to be deemed to be exclusive, the Sub-Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Adviser's ability to meet all of its obligations with respect to rendering investment advice hereunder.] In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser, the [Fund] ((Trust)) or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
((9. Duration and Termination of Agreement; Amendments:))
 [6.] (a) Subject to prior termination as provided in sub-paragraph
(d) of this paragraph [6]   (    (9)), this Agreement shall continue
in force until July 31, [1990] ((1999)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the [Fund's] ((Trust's)) Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Agreement may be modified by mutual consent of the Adviser, the Sub-Adviser and the Portfolio[, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.] ((Subject to the provisions of Section 15 of the 1940 Act, as modified by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of
this paragraph [6]   ((    9)), the terms of any continuance or
modification of [the] ((this)) Agreement must have been approved by the vote of a majority of those Trustees of the [Fund] ((Trust)) who are not parties to [such] ((this)) Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either the Adviser, the Sub-Adviser or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or ((with respect to the Portfolio)) by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 [7.]   ((1    0. Limitation of Liability:)) The Sub-Adviser is hereby
expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust ((or other organizational document)) of the [Fund] ((Trust)) and agrees that any obligations of the [Fund] ((Trust)) or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Adviser seek satisfaction of any such obligation from the Trustees or any individual Trustee.
 ((11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
SIGNATURE LINES OMITTED

EXHIBIT 6
FORM OF SUB-ADVISORY AGREEMENT
    ((Underlined)) language will be added, [bracketed] language will be deleted.
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.
((AND
VARIABLE INSURANCE PRODUCTS FUND II
ON BEHALF OF ASSET MANAGER PORTFOLIO))

 AGREEMENT made this [1st day of January 1990] ((_____ day of October
1998)), by and between Fidelity Management & Research [(Far East) Inc.] ((Company)), a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "[Sub-]Adviser") [and]((;)) Fidelity Management & Research (( (Far
East) )) Inc. [Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts] (hereinafter
called the "   ((    Sub-))Adviser")   ((;     and Variable Insurance
Products Fund II, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Asset Manager Portfolio (hereinafter called the "Portfolio"))).
 WHEREAS ((the Trust and)) the Adviser [has] ((have)) entered into a Management Contract [with Variable Insurance Products Fund II, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"),] on behalf of [Asset Manager Portfolio (hereinafter called the "Portfolio")] ((the Portfolio)), pursuant to which the Adviser is to act as investment [adviser to the] ((manager of the)) Portfolio[,]
   ((;))     and
 WHEREAS the Sub-Adviser ((and its subsidiaries and other affiliated persons have)) [has] personnel in [Asia and the Pacific Basin] ((various locations throughout the world)) and [was] ((have been)) formed ((in part)) for the purpose of researching and compiling information and recommendations with respect to the economies of various countries((,)) and ((securities of)) issuers located [outside of North America, principally in Asia and the Pacific Basin.] ((in such countries, and providing investment advisory services in connection therewith;))
 NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, ((the Trust,)) the Adviser and the Sub-Adviser agree as follows:
 ((1. Duties: The Adviser may, in its discretion, appoint the Sub-Adviser to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Adviser shall be as agreed upon from time to time by the Adviser and the Sub-Adviser. The Sub-Adviser shall pay the salaries and fees of all personnel of the Sub-Adviser performing services for the Portfolio relating to research, statistical and investment activities.))
 [1.] (( (a) INVESTMENT ADVICE: If and to the extent requested by the
Adviser,)) [T   he    ]   ((the))     Sub-Adviser shall [act as an
investment consultant] ((provide investment advice to the Portfolio and)) [to] the Adviser ((with respect to all or a portion of the investments of the Portfolio, and in connection with such advice)) [and] shall furnish ((the Portfolio and)) the Adviser ((such)) factual information, research reports and investment recommendations [relating to non-U.S. issuers of securities located in, and the economies of, various countries outside the U.S., all] as the Adviser may reasonably require. Such information [shall] ((may)) include written and oral reports and analyses.
  (( (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Adviser, the Sub-Adviser shall, subject to the supervision of the Adviser, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Adviser may impose with respect to the Portfolio by notice to the Sub-Adviser. With respect to the portion of the investments of the Portfolio under its management, the Sub-Adviser is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Adviser may select. The Sub-Adviser may also be authorized, but only to the extent such duties are delegated in writing by the Adviser, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Adviser shall at all times be subject to the control and direction of the Adviser and the Trust's Board of Trustees.
  (c) SUBSIDIARIES AND AFFILIATES: The Sub-Adviser may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Adviser shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.
 2. Information to be Provided to the Trust and the Adviser: The Sub-Adviser shall furnish such reports, evaluations, information or analyses to the Trust and the Adviser as the Trust's Board of Trustees or the Adviser may reasonably request from time to time, or as the Sub-Adviser may deem to be desirable.
 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Adviser or Sub-Adviser. The Sub-Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Adviser or Adviser exercise investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.))
 [2.]   ((    4   .     Compensation:)) The [Sub-Adviser will be
compensated by the] Adviser ((shall compensate the Sub-Adviser)) on the following basis for the services to be furnished hereunder((.)) [: the Adviser agrees to pay the Sub-Adviser a monthly fee equal to 105% of the Sub-Adviser's costs incurred in connection with the Agreement, said costs to be determined in relation to the assets of the Portfolio that benefit from the services of the Sub-Adviser.]
     (( (    a) INVESTMENT ADVISORY FEE: For services provided under
subparagraph (a) of paragraph 1 of this Agreement, the Adviser agrees to pay the Sub-Adviser a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Adviser's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Adviser, if any, in effect from time to time.
  (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Adviser agrees to pay the Sub-Adviser a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Adviser under its Management Contract with the Adviser, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Adviser shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Adviser waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Adviser will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Adviser reduces its fees to reflect such waivers or reimbursements and the Adviser subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Adviser shall be entitled to receive from the Adviser a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Adviser required by such limitations are in excess of the Adviser's management fee, the Investment Management Fee paid to the Sub-Adviser will be reduced to zero for that month, but in no event shall the Sub-Adviser be required to reimburse the Adviser for all or a portion of such excess reimbursements.
  (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Adviser shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Adviser with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.
 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Adviser under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Adviser or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.))
 [3.]   ((    6   .     Interested Persons:)) It is understood that
Trustees, officers and shareholders of the [Fund] ((Trust)) are or may be or become interested in the Adviser [and] ((or)) the Sub-Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser [and] ((or)) the Sub-Adviser are or may be or become similarly interested in the [Fund] ((Trust)), and that the Adviser or the Sub-Adviser may be or become interested in the [Fund] ((Trust)) as a shareholder or otherwise.
 [4.]   ((    7. Services to Other Companies or Accounts: The services
of the Sub-Adviser to the Adviser are not to be deemed to be exclusive, the Sub-Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Adviser's ability to meet all of its obligations hereunder.)) The Sub-Adviser shall for all purposes be an independent contractor and not an agent or employee of the Adviser or the [Fund] ((Trust)). [The Sub-Adviser shall have no authority to act for, represent, bind or obligate the Adviser or the Fund, and shall in no event have discretion to invest or reinvest assets held by the Portfolio.]
 [5   .    ]((8   .     Standard of Care:)) [The Services of the
Sub-Adviser to the Adviser are not to be deemed to be exclusive, the Sub-Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Adviser's ability to meet all of its obligations with respect to rendering investment advice hereunder.] In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser, the [Fund] ((Trust)) or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 ((9. Duration and Termination of Agreement; Amendments:))
 [6.] (a) Subject to prior termination as provided in sub-paragraph
(d) of this paragraph [6]((9)), this Agreement shall continue in force until July 31, [1990] ((1999)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the [Fund's] ((Trust's)) Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Agreement may be modified by mutual consent of the Adviser, the Sub-Adviser and the Portfolio, [such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.]((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of
this paragraph [6]   (    (9)), the terms of any continuance or
modification of [the] ((this)) Agreement must have been approved by the vote of a majority of those Trustees of the [Fund] ((Trust)) who are not parties to ((this))[such] Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either the Adviser, the Sub-Adviser or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or ((with respect to the Portfolio)) by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 [7.]   ((    10. ((Limitation of Liability:)) The Sub-Adviser is
hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust ((or other organizational document)) of the [Fund] ((Trust)) and agrees that any obligations of the [Fund] ((Trust)) or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Adviser seek satisfaction of any such obligation from the Trustees or any individual Trustee.
 ((11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
SIGNATURE LINES OMITTED
EXHIBIT 7
BT provides investment advisory services to Index 500 Portfolio and
Fidelity Management    &     Research Company. The directors and
   principal executive     officers of BT have held, during the past
two fiscal years, the following positions of a substantial nature.
The address for these persons is 130 Liberty St., New York, NY
10006.

FRANK N. NEWMAN                   PRESIDENT, CHIEF EXECUTIVE OFFICER, AND CHAIR MAN OF
                                  THE BOARD OF BT AND BANKERS TRUST CORPORATION   .

RICHARD H. DANIEL                 VICE CHAIRMAN   ,     CHIEF FINANCIAL OFFICER   , AND
                                     CONTROLLER     OF BT    AND BANKERS TRUST CORPORATION.

GEORGE J. VOJTA                   VICE CHAIRMAN    OF THE BOARD     OF BT AND BANKERS
                                  TRUST CORPORATION.

MELVIN A. YELLIN                  MANAGING DIRECTOR AND GENERAL COUNSEL OF BT   ;
                                     EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL OF
                                         BANKERS TRUST CORPORATION.

   I.     DAVID MARSHALL             MANAGING DIRECTOR AND CHIEF INFORMATION OFFICER OF
                                     BT    ; CHIEF INFORMATION OFFICER AND EXECUTIVE VICE
                                  PRESIDENT OF BANKERS TRUST CORPORATION.

LEE A. AULT III                   DIRECTOR OF BT.

NEIL R. AUSTRIAN                  DIRECTOR OF BT.

GEORGE B. BEITZEL                 DIRECTOR OF BT.

PHILIP A. GRIFFITHS               DIRECTOR OF BT.

WILLIAM R. HOWELL                 DIRECTOR OF BT.

VERNON E. JORDAN, JR.             DIRECTOR OF BT.

HAMISH MAXWEL                     DIRECTOR OF BT.

N. J. NICHOLAS JR.                DIRECTOR OF BT.

RUSSELL E. PALM   ER              DIRECTOR OF BT.

DONALD L. STAHELI                 DIRECTOR OF BT.

PATRICIA CARRY STEWART            DIRECTOR OF BT.

G. RICHARD THOMAN                 DIRECTOR OF BT.

PAUL A. VOLCKER                   DIRECTOR OF BT.

EUGENE A. LUDWI   G               VICE CHAIRMAN OF BT AND BANKERS TRUST CORPORATION.

MAR   K     BIELER                MANAGING DIRECTOR OF BT AND EXECUTIVE VICE
                                  PRESIDENT OF BANKERS TRUST CORPORATION.

MARY CIRILLO                      MANAGING DIRECTOR OF BT AND EXECUTIVE VICE
                                  PRESIDENT OF BANKERS TRUST CORPORATION.

ROBERT A. FERGUSON                MANAGING DIRECTOR OF BT AND EXECUTIVE VICE
                                  PRESIDENT OF BANKERS TRUST CORPORATION.

DUNCAN P. HENNES                  MANAGING DIRECTOR    AND SENIOR VICE PRESIDENT OF
                                     BANKERS TRUST CORPORATION.

JOSEPH A. MANGANELLO, J   R.      MANAGING DIRECTOR; CHIEF CREDIT OFFICER OF BT AND
                                  BANKERS TRUST CORPORATION; EXECUTIVE VICE PRESIDENT
                                  OF BANKERS TRUST CORPORATION.



EXHIBIT 8
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS
(A)

INVESTMENT                                  FISCAL        AVERAGE        RATIO OF NET
OBJECTIVE AND FUND                          YEAR END (A)  NET ASSETS     ADVISORY FEES
                                                          (MILLIONS)(B)  TO AVERAGE
                                                                         NET ASSETS
                                                                         PAID
                                                                         TO FMR (C)
GROWTH

FIDELITY FIFTY ((POUND))                     6/30/97      $ 152.4         0.45%

ADVISOR FOCUS FUNDS:

 CONSUMER INDUSTRIES: ((POUND))**

  CLASS A                                    7/31/97         0.7          0.60(DAGGER)

  CLASS T                                    7/31/97         3.9          0.60(DAGGER)

  CLASS B                                    7/31/97         0.3          0.60(DAGGER)

  CLASS C ((HOLLOW DIAMOND))                 7/31/98         0.3          0.60(DAGGER)

  INSTITUTIONAL CLASS                        7/31/97         1.1          0.60(DAGGER)

 CYCLICAL INDUSTRIES: ((POUND))**

  CLASS A                                    7/31/97         0.2          0.60(DAGGER)

  CLASS T                                    7/31/97         1.1          0.60(DAGGER)

  CLASS B                                    7/31/97         0.1          0.60(DAGGER)

  CLASS C ((HOLLOW DIAMOND))((SUNBURST))     7/31/98         0.0          0.60(DAGGER)*

  INSTITUTIONAL CLASS                        7/31/97         4.1          0.60(DAGGER)

 FINANCIAL SERVICES: ((POUND))**

  CLASS A                                    7/31/97         2.9          0.60(DAGGER)

  CLASS T                                    7/31/97         22.0         0.60(DAGGER)

  CLASS B                                    7/31/97         3.3          0.60(DAGGER)

  CLASS C ((HOLLOW DIAMOND))                 7/31/98         5.3          0.60(DAGGER)

  INSTITUTIONAL CLASS                        7/31/97         2.2          0.60(DAGGER)

 HEALTH CARE: ((POUND))**

  CLASS A                                    7/31/97         2.9          0.60(DAGGER)

  CLASS T                                    7/31/97         22.5         0.60(DAGGER)

  CLASS B                                    7/31/97         2.4          0.60(DAGGER)

  CLASS C ((HOLLOW DIAMOND))                 7/31/98         3.9          0.60(DAGGER)

  INSTITUTIONAL CLASS                        7/31/97         2.7          0.60(DAGGER)

 NATURAL RESOURCES: ((POUND))**

  CLASS A                                    7/31/97         4.5          0.60(DAGGER)

  CLASS T                                    7/31/97         634.0        0.60(DAGGER)

  CLASS B                                    7/31/97         49.4         0.60(DAGGER)

  CLASS C ((HOLLOW DIAMOND))                 7/31/98         1.1          0.60(DAGGER)

  INSTITUTIONAL CLASS                        7/31/97         10.8         0.60(DAGGER)

ADVISOR FOCUS FUNDS:
-CONTINUED

 TECHNOLOGY: ((POUND))**

  CLASS A                                    7/31/97      $ 3.6           0.60%(DAGGER)

  CLASS T                                    7/31/97        25.8          0.60(DAGGER)

  CLASS B                                    7/31/97        2.2           0.60(DAGGER)

  CLASS C ((HOLLOW DIAMOND))                 7/31/98        2.1           0.60(DAGGER)

  INSTITUTIONAL CLASS                        7/31/97        1.6           0.60(DAGGER)

 UTILITIES GROWTH: ((POUND))**

  CLASS A                                    7/31/97        0.4           0.60(DAGGER)

  CLASS T                                    7/31/97        3.8           0.60(DAGGER)

  CLASS B                                    7/31/97        0.8           0.60(DAGGER)

  CLASS C ((HOLLOW DIAMOND))                 7/31/98        1.2           0.60(DAGGER)*

  INSTITUTIONAL CLASS                        7/31/97        1.8           0.60(DAGGER)

BLUE CHIP GROWTH ((POUND))                   7/31/97        10,047.1      0.51

LOW-PRICED STOCK ((POUND))                   7/31/97        6,107.7       0.76

OTC PORTFOLIO ((POUND))                      7/31/97        3,330.0       0.56

EXPORT AND MULTINATIONAL FUND                8/31/97        415.7         0.60
((POUND))

ADVISOR KOREA FUND, INC. ((PSI))             9/30/97        49.9          1.00

DESTINY I ((POUND))                          9/30/97        5,260.4       0.36

DESTINY II ((POUND))                         9/30/97        3,074.7       0.50

ADVISOR EMERGING ASIA FUND,                  10/31/97       130.4         1.16
INC. ((PSI))

ADVISOR OVERSEAS: ((EPSLON))

 CLASS A                                     10/31/97       2.6           0.81

 CLASS T                                     10/31/97       1,112.8       0.81

 CLASS B                                     10/31/97       29.0          0.81

 CLASS C ((HOLLOW DIAMOND))                  10/31/98**     6.4           0.81*

 INSTITUTIONAL CLASS                         10/31/97       30.4          0.81

CANADA ((EPSLON))                            10/31/97       127.5         0.39

CAPITAL APPRECIATION ((POUND))               10/31/97       1,773.3       0.41

DISCIPLINED EQUITY ((POUND))                 10/31/97       2,212.1       0.44

DIVERSIFIED INTERNATIONAL ((EPSLON))         10/31/97       1,106.3       0.83

EMERGING MARKETS ((EPSLON))                  10/31/97       1,049.2       0.75

EUROPE ((EPSLON))                            10/31/97       874.8         0.78

EUROPE CAPITAL APPRECIATION                  10/31/97       335.4         0.65
((EPSLON))

FRANCE ((EPSLON))                            10/31/97       6.3           0.00*

GERMANY ((EPSLON))                           10/31/97       11.9          0.48*

HONG KONG AND CHINA ((REX-ALL))              10/31/97       217.5         0.75

INTERNATIONAL VALUE ((REX-ALL))              10/31/97       305.5         0.85

JAPAN ((REX-ALL))                            10/31/97       295.1         0.93

JAPAN SMALL COMPANIES ((REX-ALL))            10/31/97     $ 94.1          0.75%

LATIN AMERICA ((EPSLON))                     10/31/97       868.0         0.75

NORDIC ((EPSLON))**                          10/31/97       68.5          0.75

OVERSEAS ((EPSLON))                          10/31/97       3,574.3       0.84

PACIFIC BASIN ((REX-ALL))                    10/31/97       347.5         0.70

SOUTHEAST ASIA ((REX-ALL))                   10/31/97       584.7         0.76

STOCK SELECTOR ((POUND))                     10/31/97       1,738.2       0.47

TECHNOQUANT GROWTH**                         10/31/97       63.4          0.59(DAGGER)

UNITED KINGDOM ((EPSLON))                    10/31/97       5.1           0.00*

VALUE ((POUND))                              10/31/97       7,464.9       0.46

WORLDWIDE ((EPSLON))                         10/31/97       1,067.5       0.75

ADVISOR EQUITY GROWTH: ((POUND))

 CLASS A                                     11/30/97       14.6          0.60

 CLASS T                                     11/30/97       3,860.7       0.60

 CLASS B                                     11/30/97       31.7          0.60

 CLASS C                                     11/30/97       0.5           0.60

 INSTITUTIONAL CLASS                         11/30/97       1,154.7       0.60

ADVISOR GROWTH OPPORTUNITIES:
((POUND))

 CLASS A                                     11/30/97       136.1         0.52(DAGGER)

 CLASS T                                     11/30/97       20,087.8      0.52(DAGGER)

 CLASS B                                     11/30/97       395.4         0.52(DAGGER)

 CLASS C                                     11/30/97       2.9           0.52(DAGGER)

 INSTITUTIONAL CLASS                         11/30/97       384.3         0.52(DAGGER)

ADVISOR LARGE CAP: ((POUND))

 CLASS A                                     11/30/97       1.5           0.60

 CLASS T                                     11/30/97       35.8          0.60

 CLASS B                                     11/30/97       16.1          0.60

 CLASS C ((SUNBURST))                        11/30/97       0.0           0.60

 INSTITUTIONAL CLASS                         11/30/97       7.7           0.60

ADVISOR MID CAP: ((POUND))

 CLASS A                                     11/30/97       2.6           0.60

 CLASS T                                     11/30/97       266.9         0.60

 CLASS B                                     11/30/97       43.5          0.60

 CLASS C                                     11/30/97       0.1           0.60

 INSTITUTIONAL CLASS                         11/30/97       52.0          0.60

ADVISOR STRATEGIC
OPPORTUNITIES: ((POUND))

 CLASS A                                     11/30/97     $ 1.1           0.40%(DAGGER)

 CLASS T                                     11/30/97       494.6         0.40(DAGGER)

 CLASS B                                     11/30/97       99.5          0.40(DAGGER)

 INSTITUTIONAL CLASS                         11/30/97       5.9           0.40(DAGGER)

 INITIAL CLASS                               11/30/97       20.5          0.40(DAGGER)

ADVISOR TECHNOQUANT
 GROWTH: ((POUND))

 CLASS A                                     11/30/97       4.1           0.60

 CLASS T                                     11/30/97       13.0          0.60

 CLASS B                                     11/30/97       6.4           0.60

 CLASS C  ((SUNBURST))                       11/30/97       0.0           0.60

 INSTITUTIONAL CLASS                         11/30/97       1.3           0.60

EMERGING GROWTH ((POUND))                    11/30/97       1,907.1       0.77

GROWTH COMPANY ((POUND))                     11/30/97       10,175.2      0.47

NEW MILLENNIUM ((POUND))                     11/30/97       1,437.9       0.74

RETIREMENT GROWTH ((POUND))                  11/30/97       4,042.6       0.41

CONGRESS STREET                              12/31/97       86.8          0.45

CONTRAFUND ((POUND))                         12/31/97       27,817.1      0.48

EXCHANGE                                     12/31/97       291.8         0.54

TREND ((POUND))                              12/31/97       1,442.4       0.42

VARIABLE INSURANCE PRODUCTS:

 GROWTH

  INITIAL CLASS                              12/31/97       6,937.2       0.60

  SERVICE CLASS                              12/31/97       0.6           0.60

 OVERSEAS ((EPSLON))

  INITIAL CLASS                              12/31/97       1,917.4       0.75

  SERVICE CLASS                              12/31/97       0.3           0.75

VARIABLE INSURANCE PRODUCTS II:

 ASSET MANAGER: GROWTH ((POUND))

  INITIAL CLASS                              12/31/97       389.5         0.60

  SERVICE CLASS  ((SUNBURST))                12/31/97       0.0           0.60

 CONTRAFUND ((POUND))

  INITIAL CLASS                              12/31/97       3,294.9       0.60

  SERVICE CLASS                              12/31/97       1.4           0.60

VARIABLE INSURANCE PRODUCTS III:

 GROWTH OPPORTUNITIES ((POUND))

  INITIAL CLASS                              12/31/97       703.1         0.60

  SERVICE CLASS                              12/31/97       0.7           0.60

SELECT PORTFOLIOS:

 AIR TRANSPORTATION ((POUND))                2/28/98      $ 62.7          0.60%

 AMERICAN GOLD                               2/28/98        279.5         0.60

 AUTOMOTIVE ((POUND))                        2/28/98        62.2          0.59

 BIOTECHNOLOGY ((POUND))                     2/28/98        577.4         0.60

 BROKERAGE AND INVESTMENT                    2/28/98        416.4         0.60
MANAGEMENT ((POUND))

 BUSINESS SERVICES AND                       2/28/98        7.1           0.60((ITALIC B))
 OUTSOURCING ((POUND))

 CHEMICALS ((POUND))                         2/28/98        83.4          0.60

 COMPUTERS ((POUND))                         2/28/98        658.0         0.60

 CONSTRUCTION AND                            2/28/98        26.0          0.60
 HOUSING ((POUND))

 CONSUMER INDUSTRIES ((POUND))               2/28/98        26.5          0.61

 CYCLICAL INDUSTRIES ((POUND))               2/28/98        3.6           0.00*

 DEFENSE AND AEROSPACE ((POUND))             2/28/98        63.9          0.60

 DEVELOPING COMMUN-                          2/28/98        238.7         0.60
 ICATIONS ((POUND))

 ELECTRONICS ((POUND))                       2/28/98        2,374.6       0.60

 ENERGY ((POUND))                            2/28/98        191.3         0.59

 ENERGY SERVICE ((POUND))                    2/28/98        964.1         0.59

 ENVIRONMENTAL SERVICES ((POUND))            2/28/98        27.8          0.60

 FINANCIAL SERVICES ((POUND))                2/28/98        468.5         0.60

 FOOD AND AGRICULTURE ((POUND))              2/28/98        247.0         0.60

 HEALTH CARE ((POUND))                       2/28/98        1,590.8       0.60

 HOME FINANCE ((POUND))                      2/28/98        1,334.7       0.60

 INDUSTRIAL EQUIPMENT ((POUND))              2/28/98        60.1          0.60

 INDUSTRIAL MATERIALS ((POUND))              2/28/98        29.9          0.60

 INSURANCE ((POUND))                         2/28/98        110.4         0.60

 LEISURE ((POUND))                           2/28/98        142.1         0.60

 MEDICAL DELIVERY ((POUND))                  2/28/98        159.1         0.60

 MEDICAL EQUIPMENT AND                       2/28/99**      6.9           0.60((ITALIC B))
 SYSTEMS ((POUND))((HOLLOW DIAMOND))

 MULTIMEDIA ((POUND))                        2/28/98        59.1          0.60

 NATURAL GAS ((POUND))                       2/28/98        82.3          0.59

 NATURAL RESOURCES ((POUND))                 2/28/98        6.4           0.00*

 PAPER AND FOREST                            2/28/98        24.2          0.60
 PRODUCTS ((POUND))

 PRECIOUS METALS AND                         2/28/98        194.7         0.60
 MINERALS ((POUND))

 REGIONAL BANKS ((POUND))                    2/28/98        1,035.6       0.60

 RETAILING ((POUND))                         2/28/98      $ 152.9         0.60%

 SOFTWARE AND COMPUTER                       2/28/98        434.9         0.60
SERVICES ((POUND))

 TECHNOLOGY ((POUND))                        2/28/98        552.2         0.60

 TELECOMMUNICATIONS ((POUND))                2/28/98        413.4         0.60

 TRANSPORTATION ((POUND))                    2/28/98        57.4          0.59

 UTILITIES GROWTH ((POUND))                  2/28/98        273.5         0.60

MAGELLAN ((POUND))                           3/31/98        61,521.2      0.43

LARGE CAP STOCK ((POUND))                    4/30/98        133.9         0.45

MID CAP STOCK ((POUND))                      4/30/98        1,579.2       0.60

SMALL CAP STOCK ((POUND))**                  4/30/98        383.2         0.35(DAGGER)*

SMALL CAP STOCK SELECTOR ((POUND))           4/30/98        727.3         0.67

CONTRAFUND II ((POUND))((HOLLOW DIAMOND))    6/30/98**      194.6         0.72(DAGGER)


(a) All fund data are as of the fiscal year end noted in the chart or as of May 31, 1998, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
(dagger) Annualized
(sunburst) Average net assets for the period shown were less than
$100,000
** Less than a complete fiscal year
(italic b) Based on estimated expenses
(rex-all) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), with respect to the fund.
((epslon)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIIA, and FIIA(U.K.)L, with respect to the fund.
((pound)) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
(psi) Fidelity Management & Research Company has entered into sub-advisory agreements with FIIA and FIJ, with respect to the fund. ((hollow diamond)) The ratio of net advisory fees to average net assets paid to FMR represents the amount as of the prior fiscal year end. Updated ratios will be presented for each class of shares of the fund when the next fiscal year end figures are available.
EXHIBIT 9
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS

INVESTMENT                                FISCAL        AVERAGE        RATIO OF NET
OBJECTIVE AND FUND                        YEAR END (A)  NET ASSETS     ADVISORY FEES
                                                        (MILLIONS)(B)  TO AVERAGE
                                                                       NET ASSETS
                                                                       PAID
                                                                       TO FMR (C)
GROWTH AND INCOME

FIDELITY FUND ((POUND))                    6/30/97      $ 4,503.9       0.39%

BALANCED ((POUND))                         7/31/97        3,927.2       0.45

DIVIDEND GROWTH ((POUND))                  7/31/97        2,674.3       0.65

GLOBAL BALANCED ((REX-ALL))                7/31/97        76.2          0.75

GROWTH & INCOME ((POUND))                  7/31/97        25,463.2      0.50

PURITAN ((POUND))                          7/31/97        19,047.2      0.45

ADVISOR BALANCED: ((POUND))

 CLASS A                                   10/31/97       4.3           0.45*

 CLASS B                                   10/31/97       7.7           0.45

 CLASS T                                   10/31/97       2,909.7       0.45

 CLASS C ((HOLLOW DIAMOND))                10/31/98**     4.7           0.45

 INSTITUTIONAL CLASS                       10/31/97       28.2          0.45

INTERNATIONAL GROWTH & INCOME ((REX-ALL))  10/31/97       1,090.1       0.75

ADVISOR EQUITY INCOME: ((POUND))

 CLASS A                                   11/30/97       12.9          0.50*

 CLASS B                                   11/30/97       586.4         0.50*

 CLASS T                                   11/30/97       1,928.3       0.50

 CLASS C                                   11/30/97       0.3           0.50*

 INSTITUTIONAL CLASS                       11/30/97       459.4         0.50

ADVISOR GROWTH & INCOME: ((POUND))

 CLASS A                                   11/30/97       2.8           0.50*

 CLASS B                                   11/30/97       12.9          0.50*

 CLASS T                                   11/30/97       55.6          0.50

 CLASS C                                   11/30/97       0.2           0.50*

 INSTITUTIONAL CLASS                       11/30/97       13.5          0.50

CONVERTIBLE SECURITIES ((POUND))           11/30/97       1,080.2       0.46

EQUITY-INCOME II ((POUND))                 11/30/97       15,981.8      0.50

VARIABLE INSURANCE PRODUCTS:

 EQUITY-INCOME

  INITIAL CLASS                            12/31/97       8,495.3       0.50

  SERVICE CLASS                            12/31/97       1,479.1       0.50

VARIABLE INSURANCE PRODUCTS II:

 ASSET MANAGER ((POUND))

  INITIAL CLASS                            12/31/97       4,020.8       0.55

  SERVICE CLASS ((SUNBURST))               12/31/97       0.0           0.55

 INDEX 500                                 12/31/97       1,493.1       0.15*

VARIABLE INSURANCE PRODUCTS III:

 BALANCED PORTFOLIO ((POUND))

  INITIAL CLASS                            12/31/97     $ 162.0         0.45%

  SERVICE CLASS  ((SUNBURST))              12/31/97       0.0           0.45

 GROWTH & INCOME ((POUND))

  INITIAL CLASS                            12/31/97       174.8         0.49

  SERVICE CLASS  ((SUNBURST))              12/31/97       0.0           0.49

EQUITY-INCOME ((POUND))                    1/31/98        18,442.4      0.46

REAL ESTATE INVESTMENT ((POUND))           1/31/98        2,267.1       0.60

UTILITIES FUND ((POUND))                   1/31/98        1,333.6       0.60

SPARTAN U.S. EQUITY INDEX                  2/28/98        8,560.9       0.19*

SPARTAN MARKET INDEX                       4/30/98        3,734.1       0.19*


(a) All fund data are as of the fiscal year end noted in the chart or as of May 31, 1998, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
** Less than a complete fiscal year
((sunburst)) Average net assets for the period shown were less than
$100,000
((rex-all)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.)
L), with respect to the fund.
((pound)) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
((hollow diamond)) The ratio of net advisory fees to average net assets paid to FMR represents the amount as of the prior fiscal year end. Updated ratios will be presented for each class of shares of the fund when the next fiscal year end figures are available.
EXHIBIT 10
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS
(A)

INVESTMENT                               FISCAL            AVERAGE        RATIO OF NET
OBJECTIVE AND FUND                       YEAR END (A)      NET ASSETS     ADVISORY FEES
                                                           (MILLIONS)(B)  TO AVERAGE
                                                                          NET ASSETS
                                                                          PAID
                                                                          TO FMR (C)
TAXABLE BOND

THE NORTH CAROLINA CAPITAL
MANAGEMENT TRUST:

 TERM PORTFOLIO                           6/30/97          $ 66.5          0.36%

GINNIE MAE ((POUND))                      7/31/97            794.2         0.44

SPARTAN LIMITED MATURITY                  7/31/97            702.1         0.54*
GOVERNMENT ((POUND))

TARGET TIMELINE FUNDS: ((POUND))

 1999                                     7/31/97            9.7           0.00*

 2001                                     7/31/97            8.2           0.00*

 2003                                     7/31/97            10.6          0.00*

SPARTAN GINNIE MAE                        8/31/97            461.8         0.51*

GOVERNMENT SECURITIES                     9/30/97            978.5         0.44

SHORT-INTERMEDIATE GOVERNMENT             9/30/97            122.2         0.44

SPARTAN INVESTMENT GRADE BOND ((POUND))   9/30/97            404.0         0.48*

SPARTAN SHORT-TERM BOND ((POUND))         9/30/97            306.6         0.50*

ADVISOR MORTGAGE SECURITIES:

 CLASS A                                     10/31/97        1.6           0.4   4*

 CLASS B                                  10/31/97           1.2           0.4   4*

 CLASS T                                  10/31/97           13.0          0.4   4*

 INSTITUTIONAL CLASS                      10/31/97           15.2          0.4   4*

    INITIAL CLASS                         10/31/97           497.7         0.44

ADVISOR GOVERNMENT INVESTMENT:

 CLASS A                                  10/31/97           0.7           0.44*

 CLASS B                                  10/31/97           17.3          0.44*

 CLASS T                                  10/31/97           171.0         0.44*

 CLASS C    ((HOLLOW DIAMOND))            10/31/98**         1.3           0.44*

 INSTITUTIONAL CLASS                      10/31/97           22.0          0.44*

ADVISOR HIGH YIELD: ((POUND))

 CLASS A                                  10/31/97           19.7          0.59

 CLASS B                                  10/31/97           460.7         0.59

 CLASS T                                  10/31/97           1,972.7       0.59

 CLASS C    ((HOLLOW DIAMOND))            10/31/98**         82.8          0.59

 INSTITUTIONAL CLASS                      10/31/97           54.6          0.59

ADVISOR SHORT FIXED-INCOME: ((POUND))

 CLASS A                                  10/31/97         $ 3.1           0.44%*

 CLASS T                                  10/31/97           380.2         0.44

 CLASS C    ((HOLLOW DIAMOND))            10/31/98**         0.8           0.44*

 INSTITUTIONAL CLASS                      10/31/97           5.9           0.44*

ADVISOR INTERMEDIATE BOND: ((POUND))

 CLASS A                                  11/30/97           2.1           0.44*

 CLASS B                                  11/30/97           19.6          0.44*

 CLASS T                                  11/30/97           262.1         0.44

 CLASS C  ((SUNBURST))                    11/30/97           0.0           0.44*

 INSTITUTIONAL CLASS                      11/30/97           192.5         0.44

INSTITUTIONAL SHORT-INTERMEDIATE          11/30/97           342.8         0.45
GOVERNMENT

REAL ESTATE HIGH INCOME                   11/30/97           46.1          0.74

ADVISOR EMERGING MARKETS
INCOME: ((REX-ALL))

 CLASS A                                  12/31/97           1.3           0.69*

 CLASS B                                  12/31/97           22.3          0.69

 CLASS T                                  12/31/97           92.2          0.69

 CLASS C  ((SUNBURST))                    12/31/97           0.0           0.69*

 INSTITUTIONAL CLASS                      12/31/97           3.6           0.69*

ADVISOR STRATEGIC INCOME: ((REX-ALL))

 CLASS A                                  12/31/97           1.7           0.59*

 CLASS B                                  12/31/97           45.5          0.59

 CLASS T                                  12/31/97           110.6         0.59

 CLASS C                                  12/31/97           0.3           0.59*

 INSTITUTIONAL CLASS                      12/31/97           6.2           0.59*

GLOBAL BOND ((EPSLON))                    12/31/97           92.5          0.69

NEW MARKETS INCOME ((REX-ALL))            12/31/97           386.4         0.69

REAL ESTATE HIGH INCOME II                12/31/97           73.9          0.74

VARIABLE INSURANCE PRODUCTS:

 HIGH INCOME ((POUND))

  INITIAL CLASS                          12/31/97           1,936.9        0.59

  SERVICE CLASS  ((SUNBURST))            12/31/97           0.0            0.59

VARIABLE INSURANCE PRODUCTS II:

 INVESTMENT GRADE BOND                   12/31/97           262.9          0.44

U.S. BOND INDEX                          2/2   8    /98     632.8          0.32*

CAPITAL & INCOME ((POUND))               4/30/98            2,144.9        0.59

INTERMEDIATE BOND ((POUND))              4/30/98            3,139.1        0.44

INVESTMENT GRADE BOND ((POUND))          4/30/98         $  1,617.5        0.44%

SHORT-TERM BOND ((POUND))                4/30/98            883.0          0.44

SPARTAN GOVERNMENT INCOME                4/30/98            275.9          0.60*

SPARTAN HIGH INCOME ((POUND))            4/30/98            2,412.2        0.80

SPARTAN SHORT-INTERMEDIATE               4/30/98            72.8           0.65
GOVERNMENT


(a) All fund data are as of the fiscal year end noted in the chart or as of May 31, 1998, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
** Less than a complete fiscal year
((sunburst)) Average net assets for the period shown were less than
$100,000
((rex-all)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), with respect to the fund.
((epslon)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIIA, and FIIA(U.K.)L, with respect to the fund.
((pound)) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
((hollow diamond)) The ratio of net advisory fees to average net assets paid to FMR represents the amount as of the prior fiscal year end. Updated ratios will be presented for each class of shares of the fund when the next fiscal year end figures are available.

VIPII-pxs-0798    CUSIP#922175203/FUND#156
704823 CUSIP#922175609/FUND#467
 CUSIP#922175401/FUND#159
 CUSIP#922175708/FUND#468
 CUSIP#922175500/FUND#158
 CUSIP#922175807/FUND#470
 CUSIP#922175302/FUND#157
 CUSIP#922175104/FUND#155
Vote this proxy card TODAY!  Your prompt response will
save Variable Insurance Products Fund II: Asset Manager: Growth Portfolio the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER: GROWTH PORTFOLIO PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby    appoint(s)
Edward C. Johnson 3d, Eric D. Roiter, and Robert M. Gates, or any one
or more of them, attorneys, with full power of substitution    , to
vote all shares of Variable Insurance Products Fund II: Asset Manager:
Growth Portfolio (the Fund), which are held in the account of the undersigned in the Variable Account, at the Special Meeting of persons having a voting interest in Variable Insurance Products Fund II (the Trust), to be held at the office of the Fund at 82 Devonshire St., Boston, MA 02109, on September 16, 1998, at 9:30 a.m. and at any
adjournments thereof.     This proxy shall be voted     on the
proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 922175401/fund#159
    cusip # 922175708/fund#468

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.  TO ELECT THE TWELVE NOMINEES SPECIFIED BELOW AS     [  ] FOR ALL          [  ]           1.
    TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,      NOMINEES LISTED        WITHHOLD
    ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.          (EXCEPT AS MARKED TO   AUTHORITY TO
    BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,     THE CONTRARY BELOW).   VOTE FOR ALL
    WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                             NOMINEES.
    L. MANN, ROBERT C. POZEN, AND THOMAS R.
    WILLIAMS.

    (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
    ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
    THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.  TO RATIFY THE SELECTION OF    PRICEWATERHOUSECOOPERS       FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
    LLP AS INDEPENDENT ACCOUNTANTS OF THE FUNDS.

3.  TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
    RESTATED DECLARATION OF TRUST.

4.  TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
    THE FUND.

9.  TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  9.
    CONCERNING DIVERSIFICATION FOR THE FUND.


VAMG-PXC-0698    cusip # 922175401/fund#159
    cusip # 922175708/fund#468

Vote this proxy card TODAY!  Your prompt response will
save Variable Insurance Products Fund II: Asset Manager Portfolio the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
VARIABLE INSURANCE PRODUCTS FUND II:  ASSET MANAGER PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby    appoint(s)
Edward C. Johnson 3d, Eric D. Roiter, and Robert M. Gates, or any one
or more of them, attorneys, with full power of substitution,     to
vote all shares of Variable Insurance Products Fund II: Asset Manager Portfolio (the Fund), which are held in the account of the undersigned in the Variable Account, at the Special Meeting of persons having a voting interest in Variable Insurance Products Fund II (the Trust), to be held at the office of the Fund at 82 Devonshire St., Boston, MA 02109, on September 16, 1998, at 9:30 a.m. and at any adjournments
thereof.     This proxy shall be voted     on the proposals described
in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 922175203/fund#156
    cusip # 922175609/fund#467

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.  TO ELECT THE TWELVE NOMINEES SPECIFIED BELOW AS     [  ] FOR ALL          [  ]           1.
    TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,      NOMINEES LISTED        WITHHOLD
    ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.          (EXCEPT AS MARKED TO   AUTHORITY TO
    BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,     THE CONTRARY BELOW).   VOTE FOR ALL
    WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                             NOMINEES.
    L. MANN, ROBERT C. POZEN, AND THOMAS R.
    WILLIAMS.

    (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
    ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
    THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.  TO RATIFY THE SELECTION OF    PRICEWATERHOUSECOOPERS       FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
    LLP AS INDEPENDENT ACCOUNTANTS OF THE FUNDS.

3.  TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
    RESTATED DECLARATION OF TRUST.

5.  TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  5.
    THE FUND.

7.  TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  7.
    U.K. FOR THE FUND.

8.  TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  8.
    FAR EAST FOR THE FUND.

9.  TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  9.
    CONCERNING DIVERSIFICATION FOR THE FUND.


VAM-PXC-0698    cusip # 922175203/fund#156
    cusip # 922175609/fund#467
Vote this proxy card TODAY!  Your prompt response will
save Variable Insurance Products Fund II: Contrafund Portfolio the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
VARIABLE INSURANCE PRODUCTS FUND II: CONTRAFUND PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby    appoint(s)
Edward C. Johnson 3d, Eric D. Roiter, and Robert M. Gates, or any one
or more of them, attorneys, with full power of substitution    , to
vote all shares of Variable Insurance Products Fund II: Contrafund Portfolio (the Fund), which are held in the account of the undersigned in the Variable Account, at the Special Meeting of persons having a voting interest in Variable Insurance Products Fund II (the Trust), to be held at the office of the Fund at 82 Devonshire St., Boston, MA 02109, on September 16, 1998, at 9:30 a.m. and at any adjournments
thereof.     This proxy shall be voted     on the proposals described
in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 922175500/fund#158
    cusip # 922175807/fund#470


Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.  TO ELECT THE TWELVE NOMINEES SPECIFIED BELOW AS     [  ] FOR ALL          [  ]           1.
    TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,      NOMINEES LISTED        WITHHOLD
    ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.          (EXCEPT AS MARKED TO   AUTHORITY TO
    BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,     THE CONTRARY BELOW).   VOTE FOR ALL
    WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                             NOMINEES.
    L. MANN, ROBERT C. POZEN, AND THOMAS R.
    WILLIAMS.

    (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
    ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
    THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.  TO RATIFY THE SELECTION OF    PRICEWATERHOUSECOOPERS       FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
    LLP AS INDEPENDENT ACCOUNTANTS OF THE FUNDS.

3.  TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
    RESTATED DECLARATION OF TRUST.

4.  TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
    THE FUND.

9.  TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  9.
    CONCERNING DIVERSIFICATION FOR THE FUND.


VCTA-PXC-0698    cusip # 922175500/fund#158
    cusip # 922175807/fund#470

Vote this proxy card TODAY!  Your prompt response will
save Variable Insurance Products Fund II: Index 500 Portfolio the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
VARIABLE INSURANCE PRODUCTS FUND II: INDEX 500 PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby    appoint(s)
Edward C. Johnson 3d, Eric D. Roiter, and Robert M. Gates, or any one
or more of them, attorneys, with full power of substitution    , to
vote all shares of Variable Insurance Products Fund II: Index 500 Portfolio (the Fund), which are held in the account of the undersigned in the Variable Account, at the Special Meeting of persons having a voting interest in Variable Insurance Products Fund II (the Trust), to be held at the office of the Fund at 82 Devonshire St., Boston, MA 02109, on September 16, 1998, at 9:30 a.m. and at any adjournments
thereof.     This proxy shall be voted     on the proposals described
in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 922175302/fund#157


Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.  TO ELECT THE TWELVE NOMINEES SPECIFIED BELOW AS     [  ] FOR ALL          [  ]           1.
    TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,      NOMINEES LISTED        WITHHOLD
    ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.          (EXCEPT AS MARKED TO   AUTHORITY TO
    BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,     THE CONTRARY BELOW).   VOTE FOR ALL
    WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                             NOMINEES.
    L. MANN, ROBERT C. POZEN, AND THOMAS R.
    WILLIAMS.

    (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
    ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
    THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.  TO RATIFY THE SELECTION OF    PRICEWATERHOUSECOOPERS       FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
    LLP AS INDEPENDENT ACCOUNTANTS OF THE FUNDS.

3.  TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
    RESTATED DECLARATION OF TRUST.


VI5-PXC-0698    cusip # 922175302/fund#157

Vote this proxy card TODAY!  Your prompt response will
save Variable Insurance Products Fund II: Investment Grade Bond Portfolio the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
VARIABLE INSURANCE PRODUCTS FUND II: INVESTMENT GRADE BOND PORTFOLIO PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby    appoint(s)
Edward C. Johnson 3d, Eric  D. Roiter, and Robert M. Gates, or any one
or more of them, attorneys, with full power of substitution    , to
vote all shares of Variable Insurance Products Fund II: Investment Grade Bond Portfolio (the Fund), which are held in the account of the undersigned in the Variable Account, at the Special Meeting of persons having a voting interest in Variable Insurance Products Fund II (the Trust), to be held at the office of the Fund at 82 Devonshire St., Boston, MA 02109, on September 16, 1998, at 9:30 a.m. and at any
adjournments thereof.     This proxy shall be voted     on the
proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 922175104/fund#155

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.  TO ELECT THE TWELVE NOMINEES SPECIFIED BELOW AS     [  ] FOR ALL          [  ]           1.
    TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,      NOMINEES LISTED        WITHHOLD
    ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.          (EXCEPT AS MARKED TO   AUTHORITY TO
    BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,     THE CONTRARY BELOW).   VOTE FOR ALL
    WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                             NOMINEES.
    L. MANN, ROBERT C. POZEN, AND THOMAS R.
    WILLIAMS.

    (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
    ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
    THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.  TO RATIFY THE SELECTION OF    PRICEWATERHOUSECOOPERS       FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
    LLP AS INDEPENDENT ACCOUNTANTS OF THE FUNDS.

3.  TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
    RESTATED DECLARATION OF TRUST.

6.  TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
    THE FUND.

9.  TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  9.
    CONCERNING DIVERSIFICATION FOR THE FUND.


VIGB-PXC-0698    cusip # 922175104/fund#155
(PHOTO_OF_EDWARD_C_JOHNSON_3D)PROXY MATERIALS
I M P O R T A N T
PLEASE CAST YOUR VOTE NOW!
VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER PORTFOLIO, ASSET
MANAGER: GROWTH PORTFOLIO, CONTRAFUND PORTFOLIO, INDEX 500 PORTFOLIO, AND INVESTMENT GRADE BOND PORTFOLIO
Dear Contract Holder:
I am writing to let you know that a special shareholder meeting of Variable Insurance Products Fund II trust will be held in September. The purpose of the meeting is to vote on several important proposals that affect the trust and/or funds. As a contract holder, you have the opportunity to voice your opinion on the matters that affect your trust and/or fund(s). This package contains information about the proposals and the materials to use when voting by mail.
Please read the enclosed materials and cast your vote on the proxy card(s). PLEASE VOTE AND RETURN YOUR CARD(S) PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting the interests of shareholders of each fund and the trust. The Trustees believe these proposals are in the best interest of shareholders, and recommend that you vote for each proposal.
The following Q&A is provided to assist you in understanding the proposals. Each proposal is described in the enclosed proxy statement. VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the appropriate proxy card or cards enclosed in this package. Be sure to sign the card(s) before mailing it/them in the postage-paid envelope.
If you have any questions before you vote, please contact your insurance company. They'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.
Sincerely,
Edward C. Johnson 3d
President
PLEASE READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT. BELOW IS A BRIEF OVERVIEW OF THE PROPOSALS FOUND IN THE PROXY STATEMENT THAT ARE TO BE VOTED ON AT THE SPECIAL SHAREHOLDER MEETING. IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSALS PLEASE CALL YOUR INSURANCE COMPANY. Important information to help you understand and vote on the proposals

WHY ARE THE FUNDS PROPOSING TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST (THE NEW DECLARATION OF TRUST)?
The New Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust. It gives the Trustees more flexibility and, subject to the applicable requirements of Federal and state law, broader authority to act. This increased flexibility may allow the Trustees' to react more quickly to changes in competitive and regulatory conditions. Adoption of the New Declaration of Trust will not alter the Trustees existing fiduciary obligations to act in the best interests of the shareholders. Before utilizing any new flexibility that the New Declaration of Trust may afford, the Trustees must first consider the shareholders' interests and act in accordance with such interests. The New Declaration of Trust amends the current Declaration of Trust in a number of significant ways. Please review the Proxy Statement for specific details.
WHY ARE THE FUNDS PROPOSING TO ADOPT AN AMENDED MANAGEMENT CONTRACT? Each amended contract is principally designed to modify the management fee that FMR receives by providing for lower fees when FMR's assets under management exceed certain levels (the Group Fee Rate), as well as the individual fee rate for Asset Manager and Asset Manager: Growth Portfolios. The amended contract will result in a management fee that is lower than the fee payable under the present management contract. The Board of Trustees believes that the existing management fee structure is fair and reasonable and that the proposed modifications to the fee are in the best interest of the fund's shareholders. Please review the Proxy Statement for specific details.
IS THERE A REASON THAT INDEX 500 PORTFOLIO IS NOT PROPOSING TO ADOPT AN AMENDED MANAGEMENT CONTRACT?
Index 500 Portfolio's shareholders approved an amended management contract at a shareholder meeting last November. Like the management contract proposals in the proxy statement, Index 500's contract is principally designed to modify the management fee that FMR receives by providing for lower fees when FMR's assets under management exceed certain levels (the Group Fee Rate).
WHY ARE THERE PROPOSALS TO APPROVE SUB-ADVISORY AGREEMENTS WITH FMR U.K. AND FMR FAR EAST FOR ASSET MANAGER? AREN'T THERE AGREEMENTS IN PLACE?
Currently, Asset Manager Portfolio does have agreements with FMR U.K. and FMR Far East. The agreements proposed are designed to increase the flexibility of the portfolio management. If approved, the new agreements would permit FMR to grant FMR U.K and FMR Far East investment management authority if FMR believes it would be beneficial to the fund and its shareholders. Also, the agreement would provide FMR increased flexibility in the assignment of portfolio managers and give the fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Please review the Proxy Statement for specific details.
WILL THE AMENDMENT TO CHANGE THE FUNDAMENTAL INVESTMENT LIMITATIONS CONCERNING DIVERSIFICATION FOR ASSET MANGER, ASSET MANAGER: GROWTH, CONTRAFUND, INVESTMENT GRADE BOND PORTFOLIO'S AFFECT MY FUND'S INVESTMENT OBJECTIVE?
No. The Board of Trustees believes that this proposal is in the best interest of each fund's shareholders, and will not affect the funds' investment philosophies. The proposal will allow each fund to invest without limit in the securities of other investment companies. The shareholders of Index 500 Portfolio elected to adopt the same limit at their meeting last November.
WHAT ABOUT THE OTHER PROPOSALS IN THIS PROXY?
The other proposals that require your vote have been unanimously approved by each fund's Board of Trustees. Proposals regarding the election of a new Board of Trustees and the ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the funds are explained clearly in the funds' Proxy Statement.
THE PROXY SAYS THAT THE BOARD OF TRUSTEES HAS APPROVED THESE CHANGES. WHAT ROLE DOES THE BOARD PLAY?
The Trustees of each fund oversee the investment policies and operations of each fund, most trustees are disinterested, ie: not officers or otherwise affiliated with Fidelity. Members of the Board are fiduciaries and have an obligation to serve the best interests of the funds shareholders, including approving policy changes such as those proposed for your trust and fund. In addition, the Trustees review fund performance, oversee a fund's activities, and review contractual arrangements with companies that provide services to a fund.
HOW MANY VOTES AM I ENTITLED TO CAST?
In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from policyowners and must vote shares in the separate account in proportion to the voting instructions received. A contract holder is entitled to one vote per share as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. The record date is July 20, 1998.
WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?
In the event the fund does not reach a quorum, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. The Trustees expect that each insurance company will vote all of the shares it holds, so please vote so that the insurance company knows how to vote. Your insurance company is required to vote the shares that it holds in accordance with instructions received from its variable annuity and variable life insurance policy holders. Any shares for which instructions are not given by policy holders will be voted by the insurance company in the same proportion as the shares for which instructions are received.
HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need assistance, or have any questions regarding the proposals, please contact your insurance company representative.
HOW DO I SIGN THE PROXY CARD?
Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.
Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration. All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

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